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                                                                    EXHIBIT 10.8


                                LEASE AGREEMENT



     THIS LEASE, made this 31st day of July , 1995 between JOHN ARRILLAGA, Trustee, or his Successor Trustee, UTA dated 7/20/77 (ARRILLAGA FAMILY TRUST) as amended, and RICHARD T. PEERY, Trustee, or his Successor Trustee, UTA dated 7/20/77 (RICHARD T. PEERY SEPARATE PROPERTY TRUST) as amended , hereinafter called Landlord, and LATITUDE COMMUNICATIONS a California corporation, hereinafter called Tenant.

                                  WITNESSETH:


   Landlord hereby leases to Tenant and Tenant hereby hires and takes from Landlord those certain premises (the "Premises") outlined in red on Exhibit "A", attached hereto and incorporated herein by this reference thereto more particularly described as follows:

A portion of that certain 51,200+ square foot, two-story building located at 2121 Tasman Drive, Santa Clara,. California 95054, consisting of approximately 39,157+ square feet of space. Said Premises is more particularly shown within the area outlined in Red on Exhibit A. The entire parcel, of which the Premises
                            ----------
is a part, is shown within the area outlined in Green on Exhibit A attached
                                                         ---------
hereto. The Premises is leased on an "as-is" basis, and in the improved configuration as shown in Red on Exhibit B to be attached hereto.
                                 ---------


As used herein the Complex shall mean and include all of the land outlined in Green and described in Exhibit "A", attached hereto, and all of the buildings, improvements, fixtures and equipment now or hereafter situated on said land.

    Said letting and hiring is upon and subject to the terms, covenants and conditions hereinafter set forth and Tenant covenants as a material part of the consideration for this Lease to perform and observe each and all of said terms, covenants and conditions. This Lease is made upon the conditions of such performance and observance.

1. USE Tenant shall use the Premises only in conformance with applicable governmental laws, regulations, rules and ordinances for the purpose of general office, light manufacturing, research and development, and storage and other uses necessary for Tenant to conduct Tenant's business, provided that such uses shall be in accordance with all applicable governmental laws and ordinances and for no other purpose. Tenant shall not do or permit to be done in or about the Premises or the Complex nor bring or keep or permit to be brought or kept in or about the Premises or the Complex anything which is prohibited by or will in any way increase the existing rate of (or otherwise affect) fire or any insurance coveting the Complex or any part thereof, or any of its contents, or will cause a cancellation of any insurance covering the Complex or any part thereof, or any of its contents. Tenant shall not do or permit to be done anything in, on or about the' Premises or the Complex which will in any way obstruct or interfere with the rights of other tenants or occupants of the Complex or injure or annoy them, or use or allow the Premises to be used for any improper, immoral, unlawful or objectionable purpose, nor shall Tenant cause, maintain or permit any nuisance in, on or about the Premises or the Complex. No sale by auction shall be permitted on the Premises. Tenant shall not place any loads upon the floors, walls, or ceiling, which endanger the structure, or place any harmful fluids or other materials in the drainage system of the building, or overload existing electrical or other mechanical systems. No waste materials or refuse shall be dumped upon or permitted to remain upon any part of the Premises or outside of the building in which the Premises are a part, except in trash containers placed inside exterior enclosures designated by Landlord for that purpose or inside of the building proper where designated by Landlord. No materials, supplies, equipment, finished products or semi-finished products, raw materials or articles of any nature shall be stored upon or permitted to remain outside the Premises or on any portion of common area of the Complex. No loudspeaker or other device, system or apparatus which can be heard outside the Premises shall be used in or at the Premises without the prior written consent of Landlord. Tenant shall not commit or suffer to be committed any waste in or upon the Premises. Tenant shall indemnify, defend and hold Landlord harmless against any loss. expense, damage, attorneys' fees, or liability arising out of failure of Tenant to comply with any applicable law. Tenant shall comply with any covenant, condition, or restriction ("CC&R's") affecting the Premises. The provisions of this paragraph are for the benefit of Landlord only and shall not be construed to be for the benefit of any tenant or occupant of the Complex.

2. TERM *

  A. The term of this Lease shall be for a period of FIVE (5) years (unless sooner terminated as hereinafter provided) and, subject to Paragraphs 2(B) and 3, shall commence on the 1st day of January , 1996 and end on the 31st day December, of 2000.

  B. Possession of the Premises shall be deemed tendered and the term of this Lease shall commence when the first of the following occurs:

     (a) One day after a Certificate of Occupancy is granted by the proper governmental agency, or, if the governmental agency having jurisdiction over the area in which the Premises are situated does not issue certificates of occupancy, then the same number of days after certification by Landlord's architect or contractor that Landlord's construction work has been completed; or

     (b) Upon the occupancy of the Premises by any of Tenant's operating personnel; or

     (c) When the Tenant Improvements have been substantially completed for Tenant's use and occupancy, in accordance and compliance with Exhibit B of this Lease Agreement; Notwithstanding anything to the contrary herein, it is agreed by the parties hereto, that said Lease shall not commence prior to January 1, 1996 unless any of Tenant's operating personnel occupy any part of the Premises prior to January 1, 1996; or

     (d) As otherwise agreed in writing.


3. POSSESSION If Landlord, for any reason whatsoever, cannot deliver possession of said premises to Tenant at the commencement of the said term, as hereinbefore specified, this Lease shall not be void or voidable; no obligation of Tenant shall be affected thereby nor shall Landlord or Landlord's agents be liable to Tenant for any loss or damage resulting therefrom; but in that event the commencement and termination dates of the Lease, and all other dates affected thereby shall be revised to conform to the date of Landlord's delivery of possession, as specified in Paragraph 2 (b), above. The above is, however, subject to the provision that the period of delay, of delivery of the premises shall not exceed 60 days from the commencement date herein (except those delays caused by Acts of God, strikes, war, utilities, governmental bodies, weather, unavailable materials, and delays beyond Landlord's control shall be excluded in calculating such period) in which instance Tenant, at its option, may, by written notice to Landlord, terminate this Lease.

* It is agreed in the event said Lease commences on a date other than the first day of the month the term of the Lease will be extended to account for the number of days in the partial month. The Basic Rent during the resulting partial month will be pro-rated (for the number of days in the partial month) at the Basic Rent scheduled for the projected commencement date as shown in Paragraph 43.

                                  page 1 of 8
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  4. RENT

  A. Basic Rent. Tenant agrees to pay to Landlord at such place as Landlord may designate without deduction, offset, prior notice, or demand, and Landlord agrees to accept as Basic Rent for the leased Premises the total sum of TWO MILLION TWO HUNDRED THIRTY ONE THOUSAND NINE HUNDRED FORTY NINE AND NO/100 ($2,231,949.00) Dollars in lawful money of the United States of America, payable as follows:

  See Paragraph 43 for Basic Rent Schedule.

  B. Time for Payment. In the event that the term of this Lease commences on a date other than the first day of a calendar month, on the date of commencement of the term hereof Tenant shall pay to Landlord as rent for the period from such date of commencement to the first day of the next succeeding calendar month that proportion of the monthly rent hereunder which the number of days between such date of commencement and the first day of the next succeeding calendar month bears to thirty (30). In the event that the term of this Lease for any reason ends on a date other than the last day of a calendar month, on the first day of the last calendar month of the term hereof Tenant shall pay to Landlord as rent for the period from said first day of said last calendar month to and including the last day of the term hereof that proportion of the monthly rent hereunder which the number of days between said first day of said last calendar month and the last day of the term hereof bears to thirty (30).

  C. Late Charge. Notwithstanding any other provision of this Lease, if Tenant is in default in the payment of rental as set forth in this Paragraph 4 when due, or any part thereof, Tenant agrees to pay Landlord, in addition to the delinquent rental due, a late charge for each rental payment in default ten (10) days. Said late charge shall equal ten (10%) percent of each rental payment so in default.

  D. Additional Rent. Beginning with the commencement date of the term of this Lease, Tenant shall pay to Landlord in addition to the Basic Rent and as Additional Rent following:

 (a) Tenant's proportionate share of all Taxes relating to the Complex as set forth in Paragraph 12, and

 (b) Tenant's proportionate share of all insurance premiums relating to the Complex, as set forth in Paragraph 15, and

 (c) Tenant's proportionate share of expenses for the operation, management, maintenance and repair of the Building (including common areas of the Building) and common Areas of the Complex in which the Premises are located as set forth in Paragraph 7, and

 (d) All charges, costs and expenses, which Tenant is required to pay hereunder, together with all interest and penalties, costs and expenses including attorneys' fees and legal expenses, that may accrue thereto in the event of Tenant's failure to pay such amounts, and all damages, reasonable costs and expenses which Landlord may incur by reason of default of Tenant or failure on Tenant's part to comply with the terms of this Lease. In the event of nonpayment by Tenant of Additional Rent, Landlord shall have all the rights and remedies with respect thereto as Landlord has for nonpayment of rent.

The Additional Rent due hereunder shall be paid to Landlord or Landlord's agent
(i) within five days for taxes and insurance and within thirty (30) days for all other Additional Rent items after presentation of invoice from Landlord or Landlord's agent setting forth such Additional Rent and/or (ii) at the option of Landlord, Tenant shall pay to Landlord monthly, in advance, Tenant's prorata share of an amount estimated by Landlord to be Landlord's approximate average monthly expenditure for such Additional Rent items, which estimated amount shall be reconciled within 120 days of the end of each calendar year or more frequently if Landlord so elects to do so at Landlord's sole and absolute discretion, as compared to Landlord's actual expenditure for said Additional Rent items, with Tenant paying to Landlord, upon demand, any amount of actual expenses expended by Landlord in excess of said estimated amount, or Landlord refunding to Tenant (providing Tenant is not in default in the performance of any of the terms, covenants and conditions of this Lease) any amount of estimated payments made by Tenant in excess of Landlord's actual expenditures for said Additional Rent items.

  The respective obligations of Landlord and Tenant under this paragraph shall survive the expiration or other termination of the term of this Lease, and if the term hereof shall expire or shall otherwise terminate on a day other than the last day of a calendar year, the actual Additional Rent incurred for the calendar year in which the term hereof expires or otherwise terminates shall be determined and settled on the basis of the statement of actual Additional Rent for such calendar year and shall be prorated in the proportion which the number of days in such calendar year preceding such expiration or termination bears to
365. Within thirty (30) days after receipt of Landlord's reconciliation, Tenant shall have the right, at Tenant's sole expense, to audit, at a mutually convenient time at Landlord's office, Landlord's records relating to the foregoing expenses. Such audit must be conducted by Tenant or an independent nationally recognized accounting firm that is not being compensated by Tenant or other third party on a contingency fee basis. If such audit reveals that Landlord has overcharged Tenant, the amount overcharged shall be credited to Tenant's account within thirty (30) days after the audit is concluded.

  E. Place of Payment of Rent and Additional Rent. All Basic Rent hereunder and all payments hereunder for Additional Rent shall be paid to Landlord at the office of Landlord at Peery/Arrillaga, File 1504, Box 60000: San Francisco, CA 94160 or to such other person or to such other place as Landlord may from time to time designate in writing.

* F. Security Deposit. Subject to Paragraph 50, concurrently with Tenant's execution of this Lease, Tenant shall deposit with Landlord the sum of EIGHTY TWO THOUSAND TWO HUNDRED TWENTY NINE AND 70/100 ($82,229.70) Dollars. Said sum shall be held by Landlord as a Security Deposit for the faithful performance by Tenant of all of the terms, covenants, and conditions of this Lease to be kept and performed by Tenant during the term hereof. If Tenant defaults with respect to any provision of this Lease, including, but not limited to, the provisions relating to the payment of rent and any of the monetary sums due herewith. Landlord may (but shall not be required to) use, apply or retain all or any part of this Security Deposit for thc payment of any other amount which Landlord may spend by reason of Tenant's default or to compensate Landlord for any other loss or damage which Landlord may suffer by reason of Tenant's default. If any portion of said Deposit is so used or applied, Tenant shall, within ten (10) days after written demand therefor, deposit cash with Landlord in the amount sufficient to restore the Security Deposit to its original amount. Tenant's failure to do so shall be a material breach of this Lease. Landlord shall not be required to keep this Security Deposit separate from its general funds, and Tenant shall not be entitled to interest on such Deposit. If Tenant fully and faithfully performs every provision of this Lease to be performed by it. the Security Deposit or any balance thereof shall be returned to Tenant (or at Landlord's option, to the last assignee of Tenant's interest hereunder) at the expiration of the Lease term and after Tenant has vacated the Premises. In the event of termination of Landlord's interest in this Lease. Landlord shall transfer said Deposit to Landlord's successor in interest whereupon Tenant agrees to release Landlord from liability for the return of such Deposit or the accounting therefor.

5. RULES AND REGULATIONS AND COMMON AREA   Subject to the terms and conditions
of this Lease and such Rules and Regulations as Landlord may from time to time prescribe, Tenant and Tenant's employees, invitees and customers shall, in common with other occupants of the Complex in which the Premises are located, and their respective employees, invitees and customers, and others entitled to the use thereof, have the non-exclusive right to use the access roads, parking areas, and facilities provided and designated by Landlord for the general use and convenience of the occupants of the Complex in which the Premises are located, which areas and facilities are referred to herein as "Common Area". This right shall terminate upon the termination of this Lease. Landlord reserves the right from time to time to make changes in the shape, size, location, amount and extent of Common Area. Landlord further reserves the right to promulgate such reasonable rules and regulations relating to the use of the Common Area, and any part or parts thereof, as Landlord may deem appropriate for the best interests of the occupants of the Complex. The Rules and Regulations shall be binding upon Tenant upon delivery of a copy of them to Tenant, and Tenant shall abide by them and cooperate in their observance. Such Rules and Regulations may be amended by Landlord from time to time, with or without advance notice, and all amendments shall be effective upon delivery of a copy to Tenant. Landlord shall not be responsible to Tenant for the non-performance by any other tenant or occupant of the Complex of any of said Rules and Regulations.

  Landlord shall operate, manage and maintain the Common Area. The manner in which the Common Area shall be maintained and the expenditures for such maintenance shall be at the discretion of Landlord.

* $41,114.85 due upon Lease execution.

  $41,114.85 Promissory Note due January 1, 1997.

                                  page 2 of 8
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6. PARKING Tenant shall have the right to use with other tenants or occupants of the Complex 144 parking spaces in the common parking areas of the Complex.
Tenant agrees, that Tenant, Tenant's employees, agents, representatives and/or invitees shall not use parking spaces in excess of said 144 spaces allocated to Tenant hereunder. Landlord shall have the right, at Landlord's sole discretion, to specifically designate the location of Tenant's parking spaces within the common parking areas of the Complex in the event of a dispute among the tenants occupying the building and/or Complex referred to herein, in which event Tenant agrees that Tenant, Tenant's employees, agents, representatives and/or invitees shall not use any parking spaces other than those parking spaces specifically designated by Landlord for Tenant's use. Said parking spaces, if specifically designated by Landlord to Tenant, may be relocated by Landlord at any time, and from time to time. Landlord reserves the right, at Landlord's sole discretion, to rescind any specific designation of parking spaces, thereby returning
Tenant's parking spaces to the common parking area. Landlord shall give Tenant written notice of any change in Tenant's parking spaces. Tenant shall not, at any time, park, or permit to be parked, any trucks or vehicles adjacent to the loading areas so as to interfere in any way with the use of such areas, nor shall Tenant at any time park. or permit the parking of Tenant's trucks or other vehicles or the trucks and vehicles of Tenant's suppliers or others, in any portion of the common area not designated by Landlord for such use by Tenant. Tenant shall not park nor permit to be parked, any inoperative vehicles or equipment on any portion of the common parking area or other common areas of the Complex. Tenant agrees to assume responsibility for compliance by its employees with the parking provision contained herein. If Tenant or its employees park in other than such designated parking areas, then Landlord may charge Tenant, as an additional charge, and Tenant agrees to pay, ten ($10.00) Dollars per day for each day or partial day each such vehicle is parked in any area other than that designated. Tenant hereby authorizes Landlord at Tenant's sole expense to tow away from the Complex any vehicle belonging to Tenant or Tenant's employees parked in violation of these provisions, or to attach violation stickers or notices to such vehicles. Tenant shall use the parking areas for vehicle parking only, and shall not use the parking areas for storage.

7. EXPENSES OF OPERATION, MANAGEMENT, AND MAINTENANCE OF THE COMMON AREAS OF THE COMPLEX AND BUILDING IN WHICH THE PREMISES ARE LOCATED As Additional Rent and in accordance with Paragraph 4 D of this Lease, Tenant shall pay to Landlord Tenant's proportionate share (calculated on a square footage or other equitable basis as calculated by Landlord) of all expenses of operation, management, maintenance and repair of the Common Areas of the Complex including, but not limited to, license, permit, and inspection fees; security: utility charges associated with exterior landscaping and lighting (including water and sewer charges): all charges incurred in the maintenance of landscaped areas, lakes, parking lots. sidewalks, driveways: maintenance, repair and replacement of all fixtures and electrical, mechanical, and plumbing systems: structural elements and exterior surfaces of the buildings; salaries and employee benefits of personnel and payroll taxes applicable thereto; supplies, materials, equipment and tools; the cost of capital expenditures which have the effect of reducing operating expenses, provided, however, that in the event Landlord makes such capital improvements, Landlord shall amortize its investment in said improvements (together with interest at the rate of fifteen (15%) percent per annum on the unamortized balance) as an operating expense in accordance with standard accounting practices, provided, that such amortization is not at a rate greater than the anticipated savings in the operating expenses.

  "Additional Rent" as used herein shall not include Landlord's debt repayments; interest on charges: expenses directly or indirectly incurred by Landlord for the benefit of any other tenant; cost for the installation of partitioning or any other tenant improvements; cost of attracting tenants; depreciation; interest, or executive salaries.

  As Additional Rent and in accordance with paragraph 4 D of this Lease. Tenant shall pay its proportionate share (calculated on a square footage or other equitable basis as calculated by Landlord) of the cost of operation (including common utilities), management, maintenance, and repair of the building (including common areas such as lobbies, restrooms, janitor's closets, hallways, elevators, mechanical and telephone rooms, stairwells, entrances, spaces above the ceilings and janitorization of said common areas) in which the Premises are located. The maintenance items herein referred to include, but are not limited to, all windows, window frames, plate glass, glazing, truck doors, main plumbing systems of the building (such as water and drain lines, sinks, toilets, faucets, drains, showers and water, fountains), main electrical systems (such as panels and conduits), heating and airconditioning systems (such as compressors, fans, air handlers, ducts, boilers, heaters), store fronts, roofs. downspouts, building common area interiors (such as wall coverings, window coverings, floor coverings and partitioning), ceilings, building exterior doors, skylights (if any), automatic fire extinguishing systems, and elevators: license, permit, and inspection fees; security; salaries and employee benefits of personnel and payroll taxes applicable thereto; supplies, materials, equipment and tools: the cost of capital expenditures which have the effect of reducing operating expenses, provided, however, that in the event Landlord makes such capital improvements, Landlord shall amortize its investment in said improvements (together with interest at the rate of fifteen (15%) percent per annum on the unamortized balance) as an operating expense in accordance with standard accounting practices, provided, that such amortization is not at a rate greater than the anticipated savings in the operating expenses. Tenant hereby waives all rights under, and benefits of, subsection 1 of Section 1932 and Sections 1941 and 1942 of the California Civil Code and under any similar law, statute or ordinance now or hereafter in effect.

8. ACCEPTANCE AND SURRENDER OF PREMISES By entry hereunder, Tenant accepts the Premises as being in good and sanitary order, condition and repair and accepts the building and improvements included in the Premises in their present condition and without representation or warranty by Landlord as to the condition of such building or as to the use or occupancy which may be made thereof. Any exceptions to the foregoing must be by written agreement executed by Landlord and Tenant. Tenant agrees on the last day of the Lease term, or on the sooner termination of this Lease, to surrender the Premises promptly and peaceably to Landlord in good condition and repair (damage by Acts of God, fire, normal wear and tear excepted), with all interior walls painted, or cleaned so that they appear freshly painted, and repaired and replaced, if damaged; all floors cleaned and waxed; all carpets cleaned and shampooed; the airconditioning and heating equipment serviced by a reputable and licensed service firm and in good operating condition (provided the maintenance of such equipment has been Tenant's responsibility during the term of this Lease) together with all alterations, additions, and improvements which may have been made in, to, or on the Premises (except movable trade fixtures installed at the expense of Tenant) except that Tenant shall ascertain from Landlord within thirty (30) days before the end of the term of this Lease whether Landlord desires to have the Premises or any part or parts thereof restored to their condition and configuration as when the Premises were delivered to Tenant and if Landlord shall so desire, then Tenant shall restore said Premises or such part or parts thereof before the end of this Lease at Tenant's sole cost and expense. Tenant, on or before the end of the term or sooner termination of this Lease, shall remove all of Tenant's personal property and trade fixtures from the Premises, and all property not so removed on or before the end of the term or sooner termination of this Lease shall be deemed abandoned by Tenant and title to same shall thereupon pass to Landlord without compensation to Tenant. Landlord may, upon termination of this Lease, remove all moveable furniture and equipment so abandoned by Tenant, at Tenant's sole cost, and repair any damage caused by such removal at Tenant's sole cost. If the Premises be not surrendered at the end of the term or sooner termination of this Lease. Tenant shall indemnify Landlord against loss or liability resulting from the delay by Tenant in so surrendering the Premises including, without limitation, any claims made by any succeeding tenant founded on such delay. Nothing contained herein shall be construed as an extension of the term hereof or as a consent of Landlord to any holding over by Tenant. The voluntary or other surrender of this Lease or the Premises by Tenant or a mutual cancellation of this Lease shall not work as a merger and. at the option of Landlord, shall either terminate all or any existing subleases or subtenancies or operate as an assignment to Landlord of all or any such subleases or subtenancies.

9. ALTERATIONS AND ADDITIONS Tenant shall not make, or suffer to be made, any alteration or addition to the Premises, or any part thereof, without the written consent of Landlord first had and obtained by Tenant, but at the cost of Tenant, and any addition to, or alteration of, the Premises, except moveable furniture and trade fixtures, shall at once become a part of the Premises and belong to Landlord, Landlord reserves the right to approve all contractors and mechanics proposed by Tenant to make such alterations and additions. Tenant shall retain title to all moveable furniture and trade fixtures placed in the Premises. All heating, lighting, electrical, airconditioning, floor-to-ceiling partitioning, drapery, carpeting, and floor installations made by Tenant, together with all property that has become an integral part of the Premises, shall not be deemed trade fixtures. Non-floor-to-ceiling cubicles shall be considered trade fixtures. Tenant agrees that it will not proceed to make such alteration or additions, without having obtained consent from Landlord to do so, and until five (5) days from the receipt of such consent, in order that Landlord may post appropriate notices to avoid any liability to contractors or material suppliers for payment for Tenant's improvements. Tenant will at all times permit such notices to be posted and to remain posted until the completion of work. Tenant shall, if required by Landlord. secure at Tenant's own cost and expense, a completion and lien indemnity bond, satisfactory to Landlord, for such work. Tenant further covenants and agrees that any mechanic's lien filed against the Premises or against the Complex for work claimed to have been done for, or materials claimed to have been furnished to Tenant, will be discharged by Tenant, by bond or otherwise, within ten (l0) days after the filing thereof, at the cost and expense of Tenant. Any exceptions to the foregoing must he made in writing and executed by both Landlord and Tenant.

10. TENANT MAINTENANCE. Subject to paragraphs 54 and 55 Tenant shall, at its sole cost and expense, keep and maintain the Premises (including appurtenances) and every part thereof in a high standard of maintenance and repair, and in good and sanitary condition. Tenant's maintenance and repair responsibilities herein referred to include, but are not limited to, janitorization, plumbing systems within the non-common areas of the Premises (such as water and drain lines, sinks), electrical systems within the non-common areas of the Premises (such as outlets, lighting fixtures, lamps, bulbs, tubes, ballasts), heating and airconditioning controls within the non-common areas of the Premises (such as mixing boxes, thermostats, time clocks, supply and return grills), all interior improvements within the premises including but not limited to: wall coverings, window coverings, acoustical ceilings, vinyl tile, carpeting, partitioning, doors (both interior and exterior, including closing mechanisms, latches, locks), and all other interior improvements of any nature whatsoever. Tenant agrees to provide carpet shields under all rolling chairs or to otherwise be responsible for wear and tear of the carpet caused by such rolling chairs if such wear and tear exceeds that caused by normal foot traffic in surrounding areas. Areas of excessive wear shall be replaced at Tenant's sole expense upon Lease termination.

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11. UTILITIES OF THE BUILDING IN WHICH THE PREMISES ARE LOCATED  As Additional
Rent and in accordance with paragraph 4 D of this Lease. Tenant shall pay its proportionate share (calculated on a square footage or other equitable basis as calculated by Landlord) of the cost of all utility charges such as water, gas, electricity, telephone, telex and other electronic communication, service, sewer service, waste-pick-up and any other utilities, materials or services furnished directly to the building in which the Premises are located, including, without limitation, any temporary or permanent utility surcharge or other exactions whether or not hereinafter imposed.

  Landlord shall not be liable for and Tenant shall not be entitled to any abatement or reduction of rent by reason of any interruption or failure of utility services to the Premises when such interruption or failure is caused by accident, breakage, repair, strikes, lockouts, or other labor disturbances or labor disputes of any nature, or by any other cause, similar or dissimilar, beyond the reasonable control of Landlord.

  Provided that Tenant is not in default in the performance or observance of any of the terms, covenants or conditions of this Lease to be performed or observed by it. Landlord shall furnish to the Premises between the hours of 8:00AM and 6:00PM Mondays through Fridays (holidays excepted) and subject to the rules and regulations of the Complex hereinbefore referred to, reasonable quantities of water gas and electricity suitable for the intended use of the Premises and heat and airconditioning required in Landlord's judgment for the comfortable use and occupation of the Premises for such purposes. Tenant agrees that at all times it will cooperate fully with Landlord and abide by all regulations and requirements that Landlord may prescribe for the proper functioning and protection of the building heating, ventilating and airconditioning systems. Whenever heat generating machines, equipment or any other devices (including exhaust fans) are used in the Premises by Tenant which affect the temperature or otherwise maintained by the airconditioning system. Landlord shall have the right to install supplementary airconditioning units in the Premises and the cost thereof, including the cost of installation and the cost of operation and maintenance thereof, shall be paid by Tenant to Landlord upon demand by Landlord, Tenant will not, without the written consent of Landlord, use any apparatus or device in the Premises (including, without limitation) electronic data processing machines or machines using current in excess of 110 Volts which will in any way increase the amount of electricity, gas, water or airconditioning usually furnished or supplied to premises being used as general office space, or connect with electric current (except through existing electrical outlets in the Premises), or with gas or water pipes an apparatus or device for the purposes of using electric current gas or water. If Tenant shall require water, gas, or electric current in excess of that usually furnished or supplied to premises being used as general office space, Tenant shall first obtain the written consent of Landlord which consent shall not be unreasonably withheld and Landlord may cause an electric current gas, or water meter to be installed in the Premises in order to measure the amount of electric current, gas or water consumed for any such excess use. The cost of any such meter and of the installation, maintenance and repair thereof all charges for such excess water, gas and electric current consumed (as shown by such meters and at the rates then charged by the furnishing public utility): and any additional expense incurred by Landlord in keeping account of electric current, gas or water so consumed shall be paid by Tenant, and Tenant agrees to pay Landlord therefor promptly upon demand by Landlord. Tenant may, from time to time, have its staff and equipment operate on a twenty-four (24) hours-a-day seven (7) days-a-week schedule, and Tenant shall pay for any extra utilities used by Tenant. Landlord acknowledges that Tenant may use electrical current up to 220 volts subject to the terms and conditions of this Paragraph 11.

12. TAXES. A. As Additional Rent and in accordance with Paragraph 4 D of this Lease. Tenant shall pay to Landlord Tenant's proportionate share of all Real Property Taxes. which prorata share shall be allocated to the leased Premises by square footage or other equitable basis, as calculated by Landlord. The term "Real Property Taxes", as used herein, shall mean (i) all taxes assessments, levies and other charges of any kind or nature whatsoever, general and special, foreseen and unforeseen (including all installments of principal and interest required to pay any general or special assessments for public improvements and any increases resulting from reassessments caused by any change in ownership of the Complex) now or hereafter imposed by any governmental or quasi-governmental authority or special district having the direct or indirect power to tax or levy assessments, which are levied or assessed against, or with respect to the value, occupancy or use of all or any portion of the Complex (as now constructed or as may at any time hereafter be constructed, altered or otherwise changed) or Landlord's interest therein: any improvements located within the Complex (regardless of ownership): the fixtures, equipment and other property of Landlord. real or personal, that are an integral part of and located in the Complex; or parking areas, public utilities, or energy within the Complex; (ii) all charges, levies or fees imposed by reason of environmental regulation or other governmental control of the Complex; and (iii) all costs and fees (including attorneys' fees) incurred by Landlord in contesting any Real Property Tax and in negotiating with public authorities as to any Real Property Tax. If at any time during the term of this Lease the taxation or assessment of the Complex prevailing as of the commencement date of this Lease shall be altered so that in lieu of or in addition to any Real Property Tax described above there shall be levied, assessed or imposed (whether by reason of a change in the method of taxation or assessment, creation of a new tax or charge, or any other cause) an alternate or additional tax or charge (i) on the value, use or occupancy of the Complex or Landlord's interest therein or (ii) on or measured by the gross receipts, income or rentals from the Complex, on Landlords business of leasing the Complex, or computed in any manner with respect to the operation of the Complex, then any such tax or charge, however designated, shall be included within the meaning of the term "Real Property Taxes" for purposes of this Lease. If any Real Property Tax is based upon property or rents unrelated to the Complex, then only that part of such real Property Tax that is fairly allocable to the Complex shall be included within the meaning of the term "Real Property Taxes". Notwithstanding the foregoing, the term "Real Property Taxes" shall not include estate, inheritance, gift or franchise taxes of Landlord or the federal or state net income tax imposed on Landlord's income from all sources.

  B. Taxes of Tenant's Property.

  (a) Tenant shall be liable for and shall pay ten days before delinquency, taxes levied against any personal property or trade fixtures placed by Tenant in or about the Premises If any such taxes on Tenant's personal property or trade fixtures are levied against Landlord or Landlord's property or if the assessed value of the Premises is increased by the inclusion therein of a value placed upon such personal property or trade fixtures of Tenant and if Landlord. after written notice to Tenant. pays the taxes based on such increased assessment, which Landlord shall have the right to do regardless of the validity thereof, but only under proper protest if requested by Tenant. Tenant shall upon demand, as the case may be, repay to Landlord the taxes so levied against Landlord. or the proportion of such taxes resulting from such increase in the assessment; provided that in any such event Tenant shall have the right, in the name of Landlord and with Landlord's full cooperation, to bring suit in any court of competent jurisdiction to recover the amount of any such taxes so paid under protest, and any amount so recovered shall belong to Tenant.

  (b) if the Tenant improvements in the Premises, whether installed, and/or paid for by Landlord or Tenant and whether or not affixed to the real property so as to become a part thereof, are assessed for real property tax purposes at a valuation higher than the valuation at which standard office improvements in other space in the Complex are assessed, then the real property taxes and assessments levied against Landlord or the Complex by reason of such excess assessed valuation shall be deemed to be taxes levied against personal property of Tenant and shall be governed by the provisions of 1213a, above. If the records of the County Assessor are available and sufficiently detailed to serve as a basis for determining whether said Tenant improvements are assessed at a higher valuation than standard office improvements in other space in the Complex, such records shall be binding on both the Landlord and the Tenant. If the records of the County Assessor are not available or sufficiently detailed to serve as a basis for making said determination the actual cost of construction shall be used.

13. LIABILITY INSURANCE Tenant at Tenant's expense, agrees to keep in force during the term of this Lease a policy of commercial general insurance with combined single limit coverage of not less than Two Million Dollars (2,000,000) for injuries to or death of persons occurring in, on or about the Premises or the Complex, and property damage. The policy or policies affecting such insurance, certificates of insurance of which shall be furnished to Landlord, shall name Landlord as additional insureds, and shall insure any liability of Landlord, contingent or otherwise, as respects acts or omissions of Tenant, its agents, employees or invitees or otherwise by any conduct or transactions of any of said persons in or about or concerning the Premises, including any failure of Tenant to observe or perform any of its obligations hereunder; shall be issued by an insurance company admitted to transact business in the State of California; and shall provide that the insurance effected thereby shall not be canceled, except upon thirty (30) days' prior written notice to Landlord. If, during the term of this Lease, in the considered opinion of Landlord's Lender, insurance advisor, or counsel, the amount of insurance described in this paragraph 13 is not adequate, Tenant agrees to increase said coverage to such reasonable amount as Landlord's Lender, insurance advisor, or counsel shall deem adequate.

14. TENANT'S PERSONAL PROPERTY INSURANCE AND WORKMAN'S COMPENSATION INSURANCE Tenant shall maintain a policy or policies of fire and property damage insurance in "all risk" form with a sprinkler leakage endorsement insuring the personal property, inventory, trade fixtures, and leasehold improvements within the leased Premises for the full replacement value thereof. The proceeds from any of such policies shall be used for the repair or replacement of such items so insured.

  Tenant shall also maintain a policy or policies of workman's compensation insurance and any other employee benefit insurance sufficient to comply with all laws.

15. PROPERTY INSURANCE Landlord shall purchase and keep in force and as Additional Rent and in accordance with Paragraph 4D of this Lease, Tenant shall pay to Landlord (or Landlord's agent if so directed by Landlord) Tenant's proportionate share (calculated on a square footage or other equitable basis as calculated by Landlord) of the deductibles on insurance claims and the cost of policy or policies of insurance covering loss or damage to the Premises and Complex in the amount of the full replacement value thereof, providing protection against those perils included within the classification of "all risks" insurance and flood and/or earthquake insurance, if available, plus a policy of rental income insurance in the amount of one hundred ( 100% ) percent of twelve (12) months Basic Rent. plus sums paid as Additional Rent. If such insurance cost is increased due to Tenant's use of the Premises or the Complex. Tenant agrees to pay to Landlord the full cost of such increase. Tenant shall have no interest in nor any right to the proceeds of any insurance procured by Landlord for the Complex. Landlord and Tenant do each hereby respectively release the other, to the extent of insurance coverage of the releasing party, from any liability for loss or damage caused by fire or any of the extended coverage casualties included in the releasing party's insurance policies, irrespective of the cause of such fire or casualty; provided, however, that if the insurance policy of either releasing party prohibits such waiver, then this waiver shall not take effect until consent to such waiver is obtained. If such waiver is so prohibited, the insured party affected shall promptly notify the other party thereof.

16. INDEMNIFICATION Landlord shall not be liable to Tenant and Tenant hereby waives all claims against Landlord for any injury to or death of any person or damage to or destruction of property in or about the Premises or the Complex by or from any cause whatsoever, including, without limitation, gas, fire, oil, electricity or leakage of any character from the roof, walls, basement or other portion of the Premises or the Complex but excluding, however, the willful misconduct or negligence of Landlord, its agents, servants, employees, invitees, or contractors of which negligence Landlord has knowledge and reasonable time to correct. Except as to injury to persons or damage to property to the extent arising from the willful misconduct or the negligence of Landlord, its agents, servants, employees, invitees, or contractors, Tenant shall hold Landlord harmless from and defend Landlord against any and all expenses, including reasonable attorneys' fees, in connection therewith, arising out of any injury to or death of any person or damage to or destruction of property occurring in, on or about the Premises, or any part thereof, from any cause whatsoever.

17. COMPLIANCE Tenant, at its sole cost and expense, shall promptly comply with all laws, statutes, ordinances and governmental rules; regulations or requirements now or hereafter in effect; with the requirements of any board of fire underwriters or other similar body now or hereafter constituted: and with any direction or occupancy certificate issued pursuant to law by any public officer; provided, however, that no such failure shall be deemed a breach of the provisions if Tenant, immediately upon notification, commences to remedy or rectify said failure. The judgment of any court of competent jurisdiction or the admission of Tenant in any action against Tenant, whether Landlord be a party thereto or not, that Tenant has violated any such law, statute, ordinance or governmental rule, regulation, requirement, direction or provision. shall be conclusive of that fact as between Landlord and Tenant. This paragraph shall not be interpreted as requiring Tenant to make structural changes or improvements, except to the extent such changes or improvements are required as a result of Tenant's use of the Premises. Tenant shall, at its sole cost and expense, comply with any and all requirements pertaining to said Premises. of any insurance organization or company, necessary or the maintenance of reasonable fire and
public liability insurance coveting the Premises.              SEE PARAGRAPH 54.

18. LIENS Tenant shall keep the Premises and the Complex free from any liens arising out of any work performed, materials furnished or obligation incurred by Tenant. In the event that Tenant shall not, within ten (10) days following the imposition of such lien, cause the same to be released of record, Landlord shall have, in addition to all other remedies provided herein and by law, the right, but no obligation, to cause the same to be released by such means as it shall deem proper, including payment of the claim giving rise to such lien. All sums paid by Landlord for such purpose, and all expenses incurred by it in connection therewith, shall be payable to Landlord by Tenant on demand with interest at the prime rate of interest as quoted by the Bank of America.

19. ASSIGNMENT AND SUBLETTING Tenant shall not assign, transfer, or hypothecate the leasehold estate under this Lease, or any interest therein, and shall hot sublet the Premises, or any part thereof, or any right or privilege appurtenant thereto, or suffer any other person or entity to occupy or use the Premises, or any portion thereof, without, in each case, the prior written consent of Landlord which consent will not be unreasonably withheld. As a condition for granting this consent to any assignment, transfer, or subletting, Landlord may require that Tenant agrees to pay to Landlord, as additional rent, fifty percent (50%) of all rents or additional consideration provided, however, that for sharing such excess rent, Tenant shall first be entitled to recover from such excess rent the amount of any reasonable leasing commissions paid by Tenant to third parties not affiliated with Tenant received by Tenant from its assignees, transferees, or subtenants in excess of the rent payable by Tenant to Landlord hereunder. Tenant shall, by thirty (30) ------- days written notice, advise Landlord of its intent to assign or transfer Tenant's interest in the Lease or sublet the Premises or any portion thereof for any portion of the term hereof. Within thirty (30) days after receipt of said written notice, Landlord may, in its sole discretion, elect to terminate this Lease as to the portion of the Premises described in Tenant's notice on the date specified in Tenant's notice by giving written notice of such election to terminate. If no such notice to terminate is given to Tenant within said thirty (30) day period, Tenant may proceed to locate an acceptable sublessee, assignee, or other transferee for presentment to Landlord for Landlord's approval, all in accordance with the terms, covenants, and conditions of this paragraph 19. If Tenant intends to sublet the entire Premises and Landlord elects to terminate this Lease, this Lease shall be terminated on the date specified in Tenant's notice. If, however, this Lease shall terminate pursuant to the foregoing with respect to less than all the Premises, the rent, as defined and reserved hereinabove shall be adjusted on a pro rata basis to the number of square feet retained by Tenant, and this Lease as so amended shall continue in full force and effect. In the event Tenant is allowed to assign, transfer or sublet the whole or any part of the Premises. with the prior written consent of Landlord, no assignee, transferee or subtenant shall assign or transfer this Lease, either in whole or in part, or sublet the whole or any part of the Premises, without also having obtained the prior written consent of Landlord which consent shall not be unreasonably withheld. A consent of Landlord to one assignment, transfer, hypothecation, subletting, occupation or use by any other person shall not release Tenant from any of Tenant's obligations hereunder or be deemed to be a consent to any subsequent similar or dissimilar assignment, transfer, hypothecation, subletting, occupation or use by any other person. Any such assignment, transfer, hypothecation, subletting, occupation or use without such consent shall be void and shall constitute a breach of this Lease by Tenant and shall, at the option of Landlord exercised by written notice to Tenant. terminate this Lease. The Leasehold estate under this Lease shall not, nor shall any interest therein, be assignable for any purpose by operation of law without the written consent of Landlord which consent shall not be unreasonably withheld. As a condition to its consent, Landlord may require Tenant to pay all expenses in connection with the assignment, and Landlord may require Tenant's assignee or transferee (or other assignees or transferees) to assume in writing all of the obligations under this Lease and for Tenant to remain liable to
Landlord under the Lease.                                      SEE PARAGRAPH 56.

20. SUBORDINATION AND MORTGAGES In the event Landlord's title or leasehold interest is now or hereafter encumbered by a deed of trust, upon the interest of Landlord in the land and buildings in which the demised Premises are located, to secure a loan from a lender (hereinafter referred to as "Lender") to Landlord, Tenant shall, at the request of Landlord or Lender, execute in writing an agreement subordinating its rights under this Lease to the lien of such deed of trust, or, if so requested, agreeing that the lien of Lender's deed of trust shall be or remain subject and subordinate to the rights of Tenant under this Lease. Notwithstanding any such subordination, Tenant's possession under this Lease shall not be disturbed if Tenant is not in default and so long as Tenant shall pay all rent and observe and perform all of the provisions set forth in this Lease.

21. ENTRY BY LANDLORD   Landlord reserves, and shall at all reasonable times
after at least 24 hours notice (except in emergencies) have, the right to enter the Premises to inspect them; to perform any services to be provided by Landlord hereunder; to submit the Premises to prospective purchasers, mortgagers or tenants; to post notices of nonresponsibility; and to alter, improve or repair the Premises and any portion of the Complex, all without abatement of rent; and may erect scaffolding and other necessary structures in or through the Premises where reasonably required by the character of the work to be performed; provided, however that the business of Tenant shall be interfered with to the least extent that is reasonably practical. For each of the foregoing purposes any entry to the Premises obtained by Landlord by any of said means, or otherwise, shall not under any circumstances be construed or deemed to be a forcible or unlawful entry into or a detainer of the Premises or an eviction, actual or constructive, of Tenant from the Premises or any portion thereof. Landlord shall also have the right at any time to change the arrangement or location of entrances or passageways, doors and doorways, and corridors, elevators, stairs, toilets or other public parts of the Complex and to change the name, number or designation by which the Complex is commonly known, and none of the foregoing shall be deemed an actual or constructive eviction of Tenant, or shall entitle Tenant to any reduction of rent hereunder.

22. BANKRUPTCY AND DEFAULT The commencement of bankruptcy action or liquidation action or reorganization action or insolvency action or an assignment of or by Tenant for the benefit of creditors, or any similar action undertaken by Tenant, or the insolvency of Tenant, shall, at Landlord's option, constitute a breach of this Lease by Tenant. If the trustee or receiver appointed to serve during a bankruptcy, liquidation, reorganization, insolvency or similar action elects to reject Tenant's unexpired Lease, the trustee or receiver shall notify Landlord in writing of its election within thirty (30) days after an order for relief in a liquidation action or within thirty (30) days after the commencement of any action.

  Within thirty (30) days after court approval of the assumption of this Lease, the trustee or receiver shall cure (or provide adequate assurance to the reasonable satisfaction of Landlord that the trustee or receiver shall cure) any and all previous defaults under the unexpired Lease and shall compensate Landlord for all actual pecuniary loss and shall provide adequate assurance of future performance under said Lease to the reasonable satisfaction of Landlord. Adequate assurance of future performance, us used herein, includes, but shall not be limited to: (i) assurance of source and payment of rent, and other consideration due under this Lease; (ii) assurance that the assumption or assignment of this Lease will not breach substantially any provision, such as radius, location, use, or exclusivity provision, in any agreement relating to the above described Premises.

  Nothing contained in this section shall affect the existing right of Landlord to refuse to accept an assignment upon commencement of or in connection with a bankruptcy, liquidation, reorganization or insolvency action or an assignment of Tenant for the benefit of creditors or other similar act. Nothing contained in this Lease shall be construed as giving or granting or creating an equity in the demised Premises to Tenant. In no event shall the leasehold estate under this Lease, or any interest therein, be assigned by voluntary or involuntary bankruptcy proceeding without the prior written consent of Landlord. In no event shall this Lease or any rights or privileges hereunder be an asset of Tenant under any bankruptcy, insolvency or reorganization proceedings.

  The failure to perform or honor any covenant, condition or representation made under this Lease shall constitute a default hereunder by Tenant upon expiration of the appropriate grace period hereinafter provided. Tenant shall have a period of five (5) days from the date of written notice from Landlord within which to cure any default in the payment of rental or adjustment thereto. Tenant shall have a period of thirty (30) days from the date of written notice from Landlord within which to cure any other default under this Lease; provided, however, that if the nature of Tenant's failure is such that more than thirty (30) days is reasonably required to cure the same, Tenant shall not be in default so long as Tenant commences performance within such thirty (30) day period and thereafter prosecutes the same to completion. Upon an uncured default of this Lease by Tenant, Landlord shall have the following rights and remedies in addition to any other rights or remedies available to Landlord at law or in equity:

  (a). The rights and remedies provided for by California Civil Code Section 1951.2, including but not limited to recovery of the worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of rental loss for the same period that Tenant proves could be reasonably avoided, as computed pursuant to subsection (b) of said Section 1952.2. Any proof by Tenant under subparagraphs (2) and (3) of
Section 1951.2 of the California Civil Code of the amount of rental loss that could be reasonably avoided shall be made in the following manner: Landlord and Tenant shall each select a licensed real estate broker in the business of rented property of the same type and use as the Premises and in the same geographic vicinity. Such two real estate brokers shall select a third licensed real estate broker, and the three licensed real estate brokers so selected shall determine the amount of the rental loss that could be reasonably avoided from the balance of the term of this Lease after the time of award. The decision of the majority of said licensed real estate brokers shall be final and binding upon the panics hereto.

  (b). The rights and remedies provided by California Civil Code Section which allows Landlord to continue the Lease in effect and to enforce all of its rights and remedies under this Lease, including the right to recover rent as it becomes due, for so long as Landlord does not terminate Tenant's right to possession; acts of maintenance or preservation, efforts to relet the Premises, or the appointment of a receiver upon Landlord's initiative to protect its interest under this Lease shall not constitute a termination of Tenant's right to possession.

  (c). The right to terminate this Lease by giving notice to Tenant in accordance with applicable law.

  (d). To the extent permitted by law the right and power to enter the Premises and remove therefrom all persons and property, to store such property in a public warehouse or elsewhere at the cost of and for the account of Tenant, and to sell such property and apply such proceeds therefrom pursuant to applicable California law. Landlord may from time to time sublet the Premises or any part thereof for such term or terms (which may extend beyond the term of this Lease) and at such rent and such other terms as Landlord in its sole discretion may deem advisable, with the right to make alterations and repairs to the Premises. Upon each subletting. (i) Tenant shall be immediately liable to pay Landlord, in addition to indebtedness other than rent due hereunder, the cost of such subletting, including, but not limited to, reasonable attorneys' fees, and any real estate commissions actually paid. and the cost of such alterations and repairs incurred by Landlord and the amount, if any, by which the rent hereunder for the period of such subletting (to the extent such period does not exceed the term hereof exceeds the amount to be paid as rent for the Premises for such period or (it) at the option of Landlord, rents received from such subletting shall be applied first to payment of indebtedness other than rent due hereunder from Tenant to Landlord; second, to the payment of any costs of such subletting and of such alterations and repairs; third to payment of rent due and unpaid hereunder; and the residue, if any, shall be held by Landlord and applied in payment of future rent as the same becomes due hereunder. If Tenant has been credited with any rent to be received by such subletting under option (i) and such rent shall not be promptly paid to Landlord by the subtenant(s), or if such rentals received from such subletting under option (it) during any month be less than that to be paid during that month by Tenant hereunder. Tenant shall pay any such deficiency to Landlord. Such deficiency shall be calculated and paid monthly. For all purposes set forth in this subparagraph. No taking possession of the Premises by Landlord shall be construed as an election on its part to terminate this Lease unless a written notice of such intention be given to Tenant. Notwithstanding any such subletting without termination, Landlord may at any time hereafter elect to terminate this Lease for such previous breach.

  (e). The right to have a receiver appointed for Tenant upon application by Landlord, to take possession of the Premises and to apply any rental collected from the Premises and to exercise all other rights and remedies granted to Landlord pursuant to subparagraph d. above.

23. ABANDONMENT Tenant shall not vacate or abandon the Premises at any time during the term of this Lease (except that Tenant may vacate so long as it pays rent, provides an on-site security guard during normal business hours from Monday through Friday, and otherwise performs its obligations hereunder) and if Tenant shall abandon, vacate or surrender said Premises or be dispossessed by the process of law, or otherwise, any personal Property belonging to Tenant and left on the premises shall be deemed to be abandoned, at the option of Landlord, except such property as may be mortgaged to Landlord.

24. DESTRUCTION In the event the Premises are destroyed in whole or in part from any cause, except for routine maintenance and repairs and incidental damage and destruction caused from vandalism and accidents for which Tenant is responsible for under Paragraph 10, Landlord may, at its option:

 (a) Rebuild or restore the Premises to their condition prior to the damage or destruction, or

  (b) Terminate this Lease. (providing that the Premises is damaged to the extent of 33 1/3% of the replacement cost)

  If Landlord does not give Tenant notice in writing within thirty (30) days from the destruction of the Premises of its election to either rebuild and restore them, or to terminate this Lease, Landlord shall be deemed to have elected to rebuild or restore them, in which event Landlord agrees, at its expense, promptly to rebuild or restore the Premises to their condition prior to the damage or destruction. Tenant shall be entitled to a reduction in rent while such repair is being made in the proportion that the area of the Premises rendered untenantable by such damage bears to the total area of the Premises. If Landlord initially estimates that the rebuilding or restoration will exceed 180 days or if Landlord does not complete the rebuilding or restoration within one hundred eighty (180) days following the date of destruction (such period of time to be extended for delays caused by the fault or neglect of Tenant or because of Acts of God, acts of public agencies, labor disputes, strikes, fires, freight embargoes, rainy or stormy weather inability to obtain materials, supplies or fuels, acts of contractors or subcontractors, or delay of the contractors or subcontractors due to such causes or other contingencies beyond the control of Landlord), then Tenant shall have the right to terminate this Lease by giving fifteen (15) days prior written notice to Landlord. Notwithstanding anything herein to the contrary, Landlord's obligation to rebuild or restore shall be limited to the building and interior improvements constructed by Landlord as they existed as of the commencement date of the Lease and shall not include restoration of Tenant's trade fixtures, equipment, merchandise, or any improvements, alterations or additions made by Tenant to the Premises, which Tenant shall forthwith replace or fully repair at Tenant's sole cost and expense provided this Lease is not cancelled according to the provisions above.

  Unless this Lease is terminated pursuant to the foregoing provisions this Lease shall remain in full force and effect. Tenant hereby expressly waives the provisions of Section 1932. Subdivision 2, in Section 1933, Subdivision 4 of the California Civil Code.

  In the event that the building in which the Premises are situated is damaged or destroyed to the extent of not less that 33 1/3 % of the replacement cost thereof. Landlord may elect to terminate this Lease, whether the Premises be injured or not.

25 EMINENT DOMAIN If all or any part of the Premises shall be taken by any public or quasi-public authority under the power of eminent domain or conveyance in lieu thereof, this Lease shall terminate as to any portion of the Premises so taken or conveyed on the date when title vests in the condemnor, and Landlord shall be entitled to any and all payment, income, rent, award, or any interest therein whatsoever which may be paid or made in connection with such taking or conveyance, and Tenant shall have no claim against Landlord or otherwise for the value of any unexpired term of this Lease. Notwithstanding the foregoing paragraph, any compensation specifically awarded Tenant for loss of business, Tenant's personal property, moving cost or loss of goodwill, shall be and remain the property of Tenant.

  If (i) any action or proceeding is commenced for such taking of the Premises or any part thereof, or if Landlord is advised in writing by any entity or body having the right or power of condemnation of its intention to condemn the premises or any portion thereof, or (ii) any of the foregoing events occur with respect to the taking of any space in the Complex not leased hereby, or if any such spaces so taken or conveyed in lieu of such taking and Landlord shall decide to discontinue the use and operation of the Complex, or decide to demolish, alter or rebuild the Complex, then, in any of such events landlord shall have the right to terminate this Lease by giving Tenant written notice thereof within sixty (60) days of the date of receipt of said written advice, or commencement of said action or proceeding, or taking conveyance, which termination shall take place as of the first to occur of the last day of the calendar month next following the month in which such notice is given or the date of which title to the Premises shall vest in the condemnor.

  In the event of such a partial taking or conveyance of the Premises, if the portion of the premises taken or conveyed is so substantial that the Tenant can no longer reasonably conduct its business. Tenant shall have the privilege of terminating this Lease within sixty (60) days from the date of such taking or conveyance, upon written notice to landlord of its intention so to do, and upon giving of such notice this lease shall terminate on the last day of the calendar month next following the month in which such notice is given, upon payment by Tenant of the rent from the date of such taking or conveyance to the date of termination.

  If a portion of the premises be taken by condemnation or conveyance in lieu thereof and neither Landlord nor Tenant shall terminate this Lease as provided herein, this Lease shall continue in full force and effect as to the part of the Premises not so taken or conveyed, and the rent herein shall be apportioned as of the date of such taking or conveyance so that thereafter the rent to be paid by Tenant shall be in the ratio that the area of the portion of the Premises not so taken or conveyed bears to the total area of the Premises prior to such taking.

26. SALE OR CONVEYANCE BY LANDLORD In the event of a sale or conveyance of the Complex or any interest therein, by any owner of the reversion then constituting Landlord, the transferor shall thereby be released from any further liability upon any of the terms, covenants or conditions (express or implied) herein contained in favor of Tenant, and in such event, insofar as such transfer is concerned, Tenant agrees to look solely to the responsibility of the successor in interest of such transferor in and to the Complex and this Lease. This Lease shall not be affected by any such sale or conveyance, and Tenant agrees to attorn to the successor in interest of such transferor. SEE PARAGRAPH 57.

27. ATTORNMENT TO LENDER OR THIRD PARTY In the event the interest of Landlord in the land and buildings in which the leased Premises are located (whether such interest of Landlord is a fee title interest or a leasehold interest ) is encumbered by deed of trust, and such interest is acquired by the' lender or any third party through judicial foreclosure or by exercise of a power of sale at private trustee's foreclosure sale, Tenant hereby agrees to attorn to the purchaser at any such foreclosure sale and to recognize such purchaser as the Landlord under this Lease. In the event the lien of the deed of trust securing the loan from a Lender to Landlord is prior and paramount to the Lease. this Lease shall nonetheless continue in full force and effect for the remainder of the unexpired term hereof, at the same rental herein reserved and upon all the other terms, conditions and covenants herein contained.

28. HOLDING OVER Any holding over by Tenant after expiration or other termination of the term of this Lease with the written consent of Landlord delivered to Tenant shall not constitute a renewal or extension of the Lease or give Tenant any rights in or to the leased Premises except as expressly provided in this Lease. Any holding over after the expiration or other termination of the term of this Lease, with the consent of Landlord, shall be construed to be a tenancy from month to month on the same terms and conditions herein specified insofar as applicable except that the monthly Basic Rent shall be increased to an amount equal to one hundred fifty (150%) percent of the monthly Basic Rent required during the last month of the Lease term.

29. CERTIFICATE OF ESTOPPEL Tenant shall at any time upon not less than ten (10) business days' prior written notice to Landlord execute, acknowledge and deliver to Landlord a statement in writing (i) certifying that this Lease is unmodified and in full force and effect (or. if modified. Mating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect) and the date to which the rent and other charges are paid in advance, if any, and (ii) acknowledging that there are not, to Tenant's knowledge, any uncured defaults on the part of Landlord hereunder, or specifying such defaults, if any, are claimed. Any such statement may be conclusively relied upon by any prospective purchaser or encumbrancer of the Premises. Tenant's failure to deliver such statement within such time shall be conclusive upon Tenant that this Lease is in full force and effect, without modification except as may be represented by Landlord; that there are no uncured default, in Landlord's performance, and that not more than one month's rent has been paid in advance.

30. CONSTRUCTION CHANGES It is understood that the description of the Premises and the location of ductwork, plumbing and other facilities therein are subject to such minor changes as Landlord or Landlord's architect determines to be desirable in the course of construction of the Premises, and no such changes, or any changes in plans for any other portions of the Complex shall affect this Lease or entitle Tenant to any reduction of rent hereunder or result in any liability of Landlord to Tenant. Landlord does not guarantee the accuracy of any drawings supplied to Tenant and verification of the accuracy of such drawings rests with Tenant.

31. RIGHT OF LANDLORD TO PERFORM All terms, covenants and conditions of this Lease to be performed or observed by Tenant shall be performed or observed by Tenant at Tenant's sole cost and expense and without any reduction of rent. If Tenant shall fail to pay any sum of money, or other rent. required to be paid by it hereunder or shall fail to perform any other term or covenant hereunder on its part to be performed, and such failure shall continue for five (5) days after written notice thereof by Landlord, Landlord, without waiving or releasing Tenant from any obligation of Tenant hereunder, may. but shall not be obligated to. make any such payment or perform any such other term or covenant on Tenant's part to be performed. All sums so paid by Landlord and all necessary costs of such performance by Landlord together with interest thereon at the rate of the prime rate of interest per annum as quoted by the Bank of America from the date of such payment or performance by Landlord, shall be paid (and Tenant covenants to make such payment) to Landlord on demand by Landlord, and Landlord shall have (in addition to any other right or remedy of Landlord) the same rights and remedies in the event of nonpayment by Tenant as in the case of failure by Tenant in the payment of rent hereunder.

32. ATTORNEYS' FEES.

  (A) In the event that either Landlord or Tenant should bring suit for the possession of the Premises, lot the recovery of any sum due under this Lease, or because of the breach of any provision of this Lease, or for any other relief against the other party hereunder, then all costs and expenses, including reasonable attorneys' fees, incurred by the prevailing party therein shall be paid by the other party, which obligation on the part of the other party shall be deemed to have accrued on the date of the commencement of such action and shall be enforceable whether or not the action is prosecuted to judgement.

  (B) Should Landlord be named as a defendant in any suit brought against Tenant in connection with or arising out of Tenant's occupancy hereunder. Tenant shall pay to Landlord its costs and expenses incurred in such suit, including a reasonable attorney's fee.

33. WAIVER The waiver by either party of the other party's failure to perform or observe any term, covenant or condition herein contained to be performed or observed by such waiving party shall not be deemed to be a waiver of such term. covenant or condition or of any subsequent failure of the party failing to perform or observe the same or any other such term, covenant or condition therein contained, and no custom or practice which may develop between the parties hereto during the term hereof shall be deemed a waiver of or in any way affect, the right of either party to insist upon performance and observance by the other party in strict accordance with the terms hereof.

34. NOTICES All notices, demands, requests, advices or designations which may be or are required to be given by either party to the other hereunder shall be in writing. All notices, demands, requests, advices or designations by Landlord to Tenant shall be sufficiently given, made or delivered if personally served on Tenant by leaving the same at the Premises or if sent by United States certified or registered mail, postage prepaid, addressed to Tenant at the Premises. All notices demands, requests, advices or designations by Tenant to Landlord shall be sent by United States certified or registered mail, postage prepaid, addressed to Landlord at its offices at Peery/Arrillaga, 2560 Mission College Blvd., Suite 101 Santa Clara, CA 95054. Each notice, request, demand, advice or designation referred to in this paragraph shall be deemed received on the date of the personal service/or mailing thereof in the manner herein provided, as the case may be.

35. EXAMINATION OF LEASE Submission of this instrument for examination or signature by Tenant does not constitute a reservation of or option for a lease, and this instrument is not effective as a lease or otherwise until its execution and delivery by both Landlord and Tenant.

36. DEFAULT BY LANDLORD Landlord shall not be in default unless Landlord fails to perform obligations required of Landlord within a reasonable time, but in no event earlier than thirty (30) days after written notice by Tenant to Landlord and to the holder of any first mortgage or deed of trust coveting the Premises whose name and address shall have heretofore been furnished to Tenant in writing, specifying wherein Landlord has tailed to perform such obligations; provided, however, that if the nature of Landlord's obligations is such that more than thirty (30) days are required for performance, then Landlord shall not be in default if Landlord commences performance within such thirty (30) day period and thereafter diligently prosecutes the same to completion.

37. CORPORATE AUTHORITY If Tenant is a corporation, (or a partnership) each individual executing this Lease on behalf of said corporation (or partnership) represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of said corporation (or partnership) in accordance with the by-laws of said corporation (or partnership in accordance with the partnership agreement) and that this Lease is binding upon said corporation (or partnership) in accordance with its terms. If Tenant is a corporation, Tenant shall, within thirty (30) days after execution of this Lease. deliver to Landlord a certified copy of the resolution of the Board of Directors of said corporation authorizing or ratifying the execution of this Lease.

39. LIMITATION OF LIABILITY In consideration of the benefits accruing hereunder. Tenant and all successors and assigns covenant and agree that. in the event of any actual or alleged failure, breach or default hereunder by Landlord:

  (i) the sole and exclusive remedy shall be against Landlord and Landlord's assets:
  (ii) no partner of Landlord shall be sued or named as a party in any suit or action (except as may be necessary to secure jurisdiction of the partnership)
  (iii) no service of process shall be made against any partner of Landlord (except as may be necessary to secure jurisdiction of the partnership)
  (iv) no partner of Landlord shall be required to answer or otherwise plead to any service of process:
  (v)    no judgment will be taken against any partner of Landlord:
  (vi) any judgment taken against any partner of Landlord may be vacated and set aside at any time without hearing:
  (vii) no writ of execution will ever be levied against the assets of any partner of Landlord:
  (viii) these covenants and agreements are enforceable both by Landlord and also by any partner of Landlord.

  Tenant agrees that each of the foregoing covenants and agreements shall be applicable to any covenant or agreement either expressly contained in this Lease or imposed by statute or at common law.

40.  MISCELLANEOUS AND GENERAL PROVISIONS

  a. Tenant shall not, without the written consent of Landlord, use the name of the building for any purpose other than as the address of the business conducted by Tenant in the Premises.

  b. This Lease shall in all respects be governed by and construed in accordance with the laws of the State of California. If any provision of this Lease shall be invalid, unenforceable or ineffective for any reason whatsoever, all other provisions hereof shall be and remain in full force and effect.

  c. The term "Premises" includes the space leased hereby and any improvements now or hereafter installed therein or attached thereto. The term "Landlord" or any pronoun used in place thereof includes the plural as well as the singular and the successors and assigns of Landlord. The term "Tenant or any pronoun used in place thereof includes the plural as well as the singular and individuals, firms, associations, partnerships and corporations, and their and each of their respective heir, executors, administrators, successors and permitted assigns, according to the context hereof, and the provisions of this Lease shall inure to the benefit of and bind such heirs, executors, administration, successors and permitted assigns.

     The term "person" includes the plural as well as the singular and individuals, firms, associations, partnerships and corporations. Words used in any gender include other genders. If there be more than one Tenant the obligations of Tenant hereunder are joint and several. The paragraph headings of this Lease are for convenience of reference only and shall have no effect upon the construction or interpretation of any provision hereof.

  d. Time is of the essence of this Lease and of each and all of its provisions.

  e. At the expiration or earlier termination of this Lease, Tenant shall execute, acknowledge and deliver to Landlord, within ten (10) days after written demand from Landlord to Tenant. any quitclaim deed or other document required by any reputable title company, licensed to operate in the State of California, to remove the cloud or encumbrance created by this Lease from the real properly of which Tenant's Premises are a part.

  f. This instrument along with any exhibits and attachments hereto constitutes the entire agreement between Landlord and Tenant relative to the Premises and this agreement and the exhibits and attachments may be altered, amended or revoked only by an instrument in writing signed by both Landlord and Tenant. Landlord and Tenant agree hereby that all prior or contemporaneous oral agreements between and among themselves and their agents or representatives relative to the leasing of the Premises are merged in or revoked by this agreement.

  g. Neither Landlord nor Tenant shall record this Lease or a short form memorandum hereof without the consent of the other.

  h. Tenant further agrees to execute any amendments required by a lender to enable Landlord to obtain financing, so long as Tenant's rights hereunder are not substantially affected.

  i. Paragraphs 43 through 58 are added hereto and are included as a part of this lease.

  j. Clauses, plats and riders, if any, signed by Landlord and Tenant and endorsed on or affixed to this Lease are a part hereof.

  k. Tenant covenants and agrees that no diminution or shutting off of light, air or view by any structure which may be hereafter erected (whether or not by Landlord) shall in any way affect his Lease entitle Tenant to any reduction of rent hereunder or result in any liability of Landlord to Tenant.


41. BROKERS Tenant warrants that it had dealings with only the following real estate brokers or agents in connection with the negotiation of this Lease: none
                                                                           ----
and that it knows of no other real estate broker or agent who is entitled to a commission in connection with this Lease.

42. SIGNS No sign, placard, picture, advertisement, name or notice shall be inscribed, displayed or printed or affixed on or to any part of the outside of the Premises or any exterior windows of the Premises without the written consent of Landlord first had and obtained and Landlord shall have the right to remove any such sign, placard, picture, advertisement, name or notice without notice to and at the expense of Tenant. If Tenant is allowed to print or affix or in any way place a sign in, on, or about the Premises, upon expiration or other sooner termination of this Lease, Tenant at Tenant's sole cost and expense shall both remove such sign and repair all damage in such a manner as to restore all aspects of the appearance of the Premises to the condition prior to the placement of said sign.

    All approved signs or lettering on outside doors shall be printed, painted, affixed or inscribed at the expense of Tenant by a person approved of by Landlord. Tenant shall not place anything or allow anything to be placed near the glass of any window, door partition or wall which may appear unsightly from outside the Premises.

    Subject to approval by the City of Santa Clara, Landlord shall install, at Landlord's cost and expense, a monument on the berm, in a location to be selected by Landlord, and Tenant may use up to 76% of said monument for its sign. In the event Tenant leases 100% of said building, Tenant may use 100% of said monument for its sign. Tenant shall pay for all costs and expenses related to the installation of its sign and the eventual removal thereof.

IN WITNESS WHEREOF. Landlord and Tenant have executed and delivered this Lease as of the day and year last written below.


LANDLORD:                                  TENANT:

ARRILLAGA FAMILY TRUST                     LATITUDE COMMUNICATIONS,
                                           a California corporation


By /s/ John Arrillaga                      By /s/ Emil Wang
   -------------------------------------     --------------------------
    John Arrillaga, Trustee

Dated: 8/24/95                             Title  PRESIDENT & CEO
      ----------------------------------         ----------------------

RICHARD T. PEERY SEPARATE PROPERTY TRUST

                                           Type or Print Name EMIL WANG
                                                              ---------

BY /s/ Richard T. Peery                    Dated:  8/24/95
  --------------------------------------          ----------------------
    Richard T. Peery, Trustee

Dated: 8/30/95
      ----------------------------------

Paragraphs 43 through 58 to Lease Agreement Dated July 31, 1995, By and Between the Arrillaga Family Trust and the Richard T. Peery Separate Property Trust, as Landlord, and LATITUDE COMMUNICATIONS, a California corporation, as Tenant for 39,157+ Square Feet of Space Located at 2121 Tasman Drive, Santa Clara, California.

43.  BASIC RENT: In accordance with Paragraph 4A herein, the total aggregate sum
     ---------
of TWO MILLION TWO HUNDRED THIRTY ONE THOUSAND NINE HUNDRED FORTY NINE AND NO/100 DOLLARS ($2,231,949.00), shall be payable as follows:


     On January 1, 1996, the sum of THIRTY THREE THOUSAND TWO HUNDRED EIGHTY THREE AND 45/100 DOLLARS ($33,283.45) shall be due, and a like sum due on the first day of each month thereafter, through and including December 1, 1996.

     On January 1, 1997, the sum of THIRTY FIVE THOUSAND TWO HUNDRED FORTY ONE AND 30/100 DOLLARS ($35,241.30) shall be due, and a like sum due on the first day of each month thereafter, through and including December 1, 1997.

     On January 1, 1998, the sum of THIRTY SEVEN THOUSAND ONE HUNDRED NINETY NINE AND 15/100 DOLLARS ($37,199.15) shall be due, and a like sum due on the first day of each month thereafter, through and including December 1, 1998.

     On January 1, 1999, the sum of THIRTY NINE THOUSAND ONE HUNDRED FIFTY SEVEN AND NO/100 DOLLARS ($39,157.00) shall be due, and a like sum due on the first day of each month thereafter, through and including December 1, 1999.

     On January 1, 2000, the sum of FORTY ONE THOUSAND ONE HUNDRED FOURTEEN AND 85/100 DOLLARS ($41,114.85) shall be due, and a like sum due on the first day of each month thereafter, through and including December 1, 2000; or until the entire aggregate sum of TWO MILLION TWO HUNDRED THIRTY ONE THOUSAND NINE HUNDRED FORTY NINE AND NO/100 DOLLARS ($2,231,949.00) has been paid.

44.  EARLY ENTRY: Subject to the provisions of Paragraph 47, ("Tenant Interior
     -----------
Improvements") Tenant and its agents and contractors shall be permitted to enter the Premises prior to the Commencement Date for the purpose of installing at Tenant's sole cost and expense, Tenant's trade fixtures and equipment, telephone equipment, security systems and cabling for computers. Such entry shall be subject to all of the terms and conditions of this Lease, except that Tenant shall not be required to pay any Rent on account thereof. Any entry or installation work by Tenant and its agents in the Premises pursuant to this Paragraph 44 shall (i) be undertaken at Tenant's sole risk, (ii) not interfere
                                                 ---------
with or delay Landlord's work in the Premises (if any), and (iii) not be deemed occupancy or possession of the Premises for purposes of the Lease. Tenant shall indemnify, defend, and hold Landlord harmless From any and all loss, damage, liability, expense (including reasonable attorney's fees), claim or demand of whatsoever character, direct or consequential, including, but without limiting thereby the generality of the foregoing, injury to or death of persons and damage to or loss of property arising out of the exercise by Tenant of any early entry right granted hereunder. In the event Tenant's work in said Premises delays the completion of the interior improvements to be provided by Landlord, if any, or in the event Tenant has not completed construction of it's interior improvements by the scheduled Commencement Date, it is agreed between the parties that this Lease will commence on the scheduled Commencement Date of January 1, 1996 regardless of the construction status of said interior improvements completed or to be completed by Tenant or Landlord. Landlord and Tenant acknowledge that the date on which Tenant's obligation to pay Rent under the Lease would otherwise commence may be delayed because of a delay in completion of construction of the Tenant Improvements due to (i) any act by Tenant which interferes with or delays construction of the Tenant Improvements, including Tenant's entry to install trade fixtures pursuant to Paragraph 44 hereof, (ii) any changes, modifications and/or additions in the Tenant Improvements requested by Tenant and approved by Landlord, or (iii) special materials or equipment ordered or specified by Tenant that cannot be obtained by Landlord at normal cost within a reasonable period of time because of limited availability. It is the intent of the parties hereto that the commencement of Tenant's obligation to pay Rent under the Lease not be delayed by any of such causes or by any other act of Tenant (except as expressly provided herein) and, in the event it is so delayed, Tenant's obligation to pay Rent under the Lease shall commence as of the date it would otherwise have commenced absent delay caused by Tenant.

45.  EARLY OCCUPANCY: Notwithstanding anything to the contrary in this Lease, in
     ---------------
the event the Premises leased hereunder become available for Tenant's use and occupancy prior to the scheduled Commencement Date hereof, Tenant shall have the right to occupy the Premises as of the date Landlord so completes said Premises for Tenant's use and occupancy. This Lease shall commence and Tenant shall pay to Landlord, effective as of the data Premises are delivered to Tenant, all Additional Rent expenses which are Tenant's responsibility hereunder (however, Tenant shall not be responsible for paying Basic Rent during the early occupancy period), and Tenant shall be obligated to perform, and be bound by, each and every term, covenant, and condition of this Lease. In the event Tenant occupies the Premises prior to January 1, 1996, the Term of this Lease will be extended to include the early occupancy period (i.e. If Tenant occupies said space on December 1, 1995, the Lease Term will be extended for one month from a five year Term to a five year one month Term).

46.  "AS-IS" BASIS: Subject only to Paragraphs 47, 54 and 55, and to Landlord
      ------------
making the improvements shown on Exhibit B to be attached hereto, it is hereby
                                 ---------
agreed that the Premises leased hereunder is leased strictly on an "as-is" basis and in its present condition, and in the configuration as shown on Exhibit B to
                                                                   ---------
be attached hereto, and by reference made a part hereof. Except as noted herein, it is specifically agreed between the parties that after Landlord makes the interior improvements as shown on Exhibit B, Landlord shall not be required to
                                  ---------
make, nor be responsible for any cost, in connection with any repair, restoration, and/or improvement to the Premises in order for this Lease to commence, or thereafter, throughout the Term of this Lease. Landlord makes no warranty or representation of any kind or nature whatsoever as to the condition or repair of the Premises, nor as to the use or occupancy which may be made thereof.

47.  TENANT INTERIOR IMPROVEMENTS: Landlord shall, at its sole cost and expense,
     ----------------------------
construct certain interior improvements (the "Tenant Improvements") in the Premises, as shown on Exhibit B to be attached to the Lease and Landlord agrees
                      ---------
to deliver the Premises leased hereunder to Tenant, at Landlord's expense, in the configuration shown in Red on Exhibit B to be attached hereto.
                                  ---------
Notwithstanding anything to the contrary above, it is specifically understood and agreed that Landlord shall be required to furnish only a standard air conditioning/heating system, normal electrical outlets, standard fire sprinkler systems, standard bathroom, standard lobby, 2'x 4' suspended acoustical tile drop ceiling throughout the entire space leased, carpeting and/or vinyl-coated floor tile, and standard office partitions and doors, as shown on Exhibit B to
                                                                  ---------
be attached hereto; provided however, that any special HVAC and/or plumbing and/or electrical requirements over and above that normally supplied by Landlord shall be 100 percent the responsibility of and be paid for 100 percent by Tenant.

Notwithstanding anything to the contrary, it is agreed that in the event Tenant makes changes, additions, or modifications to the plans and specifications to be constructed by Landlord as set forth herein, or improvements are installed for Tenant in excess of those to be provided Tenant by Landlord as set forth on Exhibit B, any increased cost(s) resulting from said changes, additions, and/or
---------
modifications and/or improvements in excess of those to be provided Tenant shall be contracted for with Landlord and paid for one hundred percent (100%) by Tenant.

The interior shall be constructed in accordance with Exhibit B of the Lease, it
                                                     ---------
being agreed, however, that if the interior improvements relating thereto do not conform exactly to the plans and specifications as set forth in the Lease, and the general appearance, structural integrity, and Tenant's uses and occupancy of the Premises and interior improvements relating thereto are not materially or unreasonably affected by such deviation, it is agreed that the commencement date of the Lease, and Tenant's obligation to pay rental, shall not be affected, and Tenant hereby agrees, in such event, to accept the Premises and interior improvements as constructed by Landlord.

Tenant shall have forty five (45) days after the Commencement Date to provide Landlord with a "punch list" pertaining to Landlord's work With respect to Tenants interior improvements. As soon as reasonably possible thereafter, Landlord, or one of Landlord's representatives (if so approved by Landlord), and Tenant shall conduct a joint walk-through of the Premises (if Landlord so requires), and inspect such Tenant Improvements, using their best efforts to agree on the incomplete or defective construction related to the Tenant Improvements Landlord. After such inspection has been completed, Landlord shall prepare, and both parties shall sign, a list of all "punch list" items which the parties reasonably agree are to be corrected by Landlord (but which shall exclude any damage or defects caused by Tenant, its employees, agents or parties Tenant has contracted with to work on the Premises). Landlord shall have thirty (30) days thereafter (or longer if necessary, provided Landlord is diligently pursuing the completion of the same) to complete, at Landlord's expense, the repairs on the "punch list" without the Commencement Date of the Lease and Tenant's obligation to pay Rental thereunder being affected. This Paragraph shall be of no force and effect if Tenant shall fail to give any such notice to Landlord within thirty (30) days after the Commencement Date of this Lease.

48.  OPTION TO EXTEND LEASE FOR FIVE (5) YEARS: Provided Tenant is not in
     -----------------------------------------
default (pursuant to Paragraph 22 of the Lease, i.e., Tenant has received notice
                                                ----
and any applicable cure period has expired without cure) of any of the terms, covenants, and conditions of this Lease Agreement, Landlord hereby grants to Tenant an Option to Extend this Lease Agreement for an additional five (5) year period (the "Extended Term") upon the following terms and conditions:

     A. Tenant shall give Landlord written notice of Tenant's exercise of this Option to Extend not later than six (6) months prior to the scheduled Lease Termination Date, which Termination Date is currently projected to be December 31, 2000, in which event the Lease shall be considered extended for an additional five (5) years upon the same terms and conditions, absent this Paragraph 48, and subject to the Basic Rental set forth below. In the event that Tenant fails to timely exercise Tenant's option as set forth herein in writing, Tenant shall have no further Option to Extend this Lease, and this Lease shall continue in full force and effect for the full remaining term hereof, absent of this Paragraph 48.

     B. The following summarizes the per square foot charge by period under the Lease Agreement that would be applied to the Extended Term:

     Extended                        Monthly
     Term Period          PSF Rate   Basic Rental
     -----------          --------   ------------
     01/01/01-12/31/01    $1.10      $43,072.70
     01/01/02-12/31/02    $1.15      $45,030.55
     01/01/03-12/31/03    $1.20      $46,988.40
     01/01/04-12/31/04    $1.25      $48,946.25
     01/01/05-12/31/05    $1.30      $50,904.10

     C. The option rights of Tenant under this Paragraph 48, and the Extended Term thereunder, are granted for Tenant's personal benefit and may not be assigned or transferred by Tenant, except to a parent corporation, subsidiary corporation, or corporation with which Tenant merges or consolidates or to whom Tenant sells all or substantially all of its assets as provided for in Paragraph 56, either voluntarily or by operation of law, in any manner whatsoever. In the event that Landlord consents to a sublease or assignment under Paragraph 19, the option granted herein and any Extended Term thereunder shall be Void and of no force and effect, whether or not Tenant shall have purported to exercise such option prior to such assignment or sublease.

     D. INCREASED SECURITY DEPOSIT: In the event the Term of Tenant's Lease is
        --------------------------
extended pursuant to this Paragraph 48, Tenant's Security Deposit shall be increased to equal twice the Basic Rental due for the last month of the Extended Term (i.e. $50,904.10 per month X 2 = $101,808.20).

49.  FIRST RIGHT OF REFUSAL: Beginning with the thirty-sixth month of the Lease
     ----------------------
Term, and provided Tenant is not in default in any of the terms, covenants, and conditions of this Lease Agreement, Tenant, during the Term of this Lease and subject to the provisions hereinafter contained, shall have the First Right of Refusal to lease approximately 12,043+ square feet of space as shown in Blue on the attached Exhibit C, consisting of the remaining space on the first floor in
             ---------
the building in which the Leased Premises are located (hereinafter referred to as "First Right Space") upon the following terms and conditions:


     A. It is understood that said First Right Space is, as of the date of this Lease, vacant and unleased. Landlord agrees that, after the thirty-sixth month of the Lease Term, in the event Landlord receives an offer to lease said First Right Space from a third party, rental and upon terms and conditions which are satisfactory to Landlord, Landlord shall, prior to executing a lease agreement with a third party for said First Right Space, offer said First Right

Space to Tenant at the same Basic Rent per square foot rate as scheduled in this Lease Agreement dated July 3l, 1995, as amended, between Landlord and Tenant, and upon the same terms, covenants, and conditions outlined in this Lease Agreement between Landlord and Tenant. If said third party lease offer is for a period which extends beyond this Tenant's Lease Termination Date, Landlord shall have the right to require Tenant's Lease Term be extended to coincide with the termination of said third party lease, in which case Tenant's Basic Rent per square foot rate shall be increased by $.05 per square foot on an annual basis, commencing with the extended term or, Landlord may elect, at its sole and absolute discretion, not to extend Tenant's Term. Tenant shall have five (5) business days after receipt of said rental and terms and conditions in which to accept said rental and terms and conditions in writing. In the event Tenant rejects or fails to accept said rent, terms, and conditions and execute a lease agreement for said First Right Space at the rental and upon the terms and conditions so presented by Landlord within said five (5) business day period, Tenant shall have no further First Right of Refusal and Landlord shall be free to execute a lease with a third party without further obligation to Tenant with respect to said First Right Space, and this Lease Agreement dated July 3 l, 1995 shall continue in full force and effect for the full remaining term hereof, absent of this Paragraph 49.


     B. The First Right of Refusal of Tenant under this Paragraph 49 is granted for Tenant's personal benefit and may not be assigned or transferred by Tenant, except to a parent corporation, subsidiary corporation, or corporation with which Tenant merges or consolidates or to whom Tenant sells all or substantially all of its assets as provided for in Paragraph 56, either voluntarily or by operation of law, in any manner whatsoever. In the event that Landlord consents to a sublease or assignment under Paragraph 19, the First Right option granted herein shall be void and of no force and effect, whether or not Tenant shall have purported to exercise such First Right option prior to such assignment or sublease.

     C. Notwithstanding the above, Landlord acknowledges that during the first thirty-six (36) months of the Lease Term, Landlord shall not lease the First Right Space to a third party tenant for a term that exceeds the first thirty-six
(36) months of the Lease Term. In the event Landlord enters into a third party lease as described above during said thirty-six (36) month period, Tenant's First Right of Refusal option shall be effective as of the termination date of said third party lease, upon the terms and conditions set forth in Paragraph 49A above.

50.  SECURITY DEPOSIT CONTINUED: Providing Tenant (i) is not in default
     --------------------------
(pursuant to Paragraph 22 of the Lease, i.e., Tenant has received notice and any
                                        ----
applicable cure period has expired without cure) of any of the terms, covenants, and conditions of this Lease Agreement and (ii) pays all Basic Rent and Additional Rent by the due date, as specified in Paragraph 4D and Paragraph 43, during the first twelve months of the Lease Term, the maturity date of the Promissory Note (representing one-half of Tenant's Security Deposit), shall be extended to January l, 1998. Notwithstanding the above, in the event the Promissory Note is extended pursuant to this Paragraph 50, said Promissory Note shall be due in full immediately if: (i) Tenant subsequently fails to pay its Basic Rent and/or Additional Rent by the due date and/or (ii) Tenant is in default of the Lease at any time prior to January l, 1998.

51.  UTILITIES: It is understood that Tenant is the sole occupant of the
     ---------
building located at 2121 Tasman Drive, Santa Clara, of which the Leased Premises is a part. Tenant agrees to be responsible for paying 100% of the utilities, including, but not limited to, water, sewer, gas and electricity, for the entire building until such time as the remaining vacant space in the building is leased. Tenant agrees that the utilities for said building will be placed in Tenant's name and that Tenant will pay all utilities directly to the respective company(s). When any of the remaining vacant space in said building is leased, Landlord will notify Tenant and Landlord will transfer all utilities into Landlord's name and Tenant will pay its share of said utilities monthly in advance as described in and subject to Paragraph 4 "Rent" and Paragraph 11 "Utilities of the Building in Which the Premises are Located" of this Lease.

52.  CONSENT: Whenever the consent of one party to the other is required
     -------
hereunder, such consent shall not be unreasonably withheld.

53.  HAZARDOUS MATERIALS: Landlord and Tenant agree as follows with respect to
     -------------------
existence or use of "Hazardous Materials" (as defined herein) on, in, under or about the Premises and real property located beneath said Premises (hereinafter collectively referred to as the "Property") and the Complex:


As used herein, the term "Hazardous Materials" shall mean any hazardous or toxic substance, material or waste which is or becomes subject to or regulated by any local governmental authority, the State of California, or the United States Government. The term "Hazardous Materials" includes, without limitation any material or hazardous substance which is (i) listed under Article 9 or defined as "hazardous" or "extremely hazardous" pursuant to Article 11 of Title 22 of the California Administrative Code, Division 4, Chapter 30, (ii) listed or defined as a "hazardous waste" pursuant to the Federal Resource Conservation and Recovery Act, Section 42 U.S.C. Section 6901 et. seq., (iii) listed or defined as a "hazardous substance" pursuant to the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. Section 9601 et. seq. (42 U.S.C.
Section 9601), (iv) petroleum or any derivative of petroleum, or (v) asbestos.

To the best of Landlord's knowledge, the Property, including all underlying land and groundwater, are free from contamination by toxic or otherwise hazardous substances; however, Landlord shall have no obligation to investigate. Subject to the terms of this Paragraph 53, Tenant shall have no obligation to "clean up", reimburse, release, indemnify, or defend Landlord with respect to any Hazardous Materials or wastes which Tenant (prior to and during the term of the Lease) or other parties on the Property or Complex, as described below, (during the term of this Lease) did not store, dispose, or transport in, use, or cause to be on the Property or which Tenant, its agents, employees, contractors, invitees or its future subtenants and/or assignees (if any) (during the Term of this Lease), did not store, dispose, or transport in, use or cause to be on the Complex in violation of applicable law as stated below.

Tenant shall be 100 percent liable and responsible for: (i) any and all "investigation and cleanup" of said Hazardous Materials contamination which Tenant, its agents, employees, contractors, invitees or its future subtenants and/or assignees (if any), or other parties on the Property, does store, dispose, or transport in, use or cause to be on the Property, and which Tenant, its agents, employees, contractors, invitees or its future subtenants and/or assignees (if any) does store, dispose, or transport in, use or cause to be on the Complex and Tenant shall not be responsible for such hazardous materials contamination stored, disposed, transported in, used, or caused to be on the Complex by other parties on the Complex, and (ii) any claims, including third party claims, resulting from such Hazardous Materials contamination. Tenant shall indemnify Landlord and hold Landlord harmless from any liabilities, demands, costs, expenses and damages, including, without limitation, attorney fees incurred as a result of any claims resulting from such Hazardous Materials contamination.

Tenant also agrees not to use or dispose of any Hazardous Materials on the Property or the Complex without first obtaining Landlord's written consent. Tenant agrees to complete compliance with governmental regulations regarding the use or removal or remediation of Hazardous Materials used, stored, disposed of, transported or caused to be on the Property or the Complex as stated above, and prior to the termination of said Lease Tenant agrees to follow the proper closure procedures and will obtain a clearance from the local fire department and/or the appropriate governing agency. If Tenant uses Hazardous Materials, Tenant also agrees to install, at Tenant's expense, such Hazardous Materials monitoring devices as Landlord deems reasonably necessary. It is agreed that the Tenant's responsibilities related to Hazardous Materials will survive the termination date of the Lease and that Landlord may obtain specific performance of Tenant's responsibilities under this Paragraph 53.

54.  COMPLIANCE CONTINUED: Any non-conformance of the improvements installed and
     --------------------
paid for by Landlord as set forth on Exhibit B, required to be corrected by the
                                     ---------
governing agency, shall be corrected at the cost and expense of Landlord if such non-conformance exists as of the Commencement Date of the Lease and further provided that such governing agency's requirement to correct the non-conformance is not initiated as a result of: (i) any future improvements made by or for Tenant; or (ii) any permit request made to a governing agency by or for Tenant. Any non-conformance of the Premises occurring after the Commencement Date of this Lease Agreement shall be the responsibility of Tenant to correct at Tenant's cost and expense.

Landlord agrees to amortize the cost of capital improvements necessitated by any new laws, statutes, ordinances or governmental rules, regulations, or requirements as an operating expense over the life of said improvement and Tenant shall pay its pro rata share of said capital improvement cost based on the remaining Term (and/or extended Term, if any) of the Lease. For example: (i) Landlord incurs capital improvement costs of $10,000 one year prior to Lease

Termination Date, and (ii) said capital improvement's life is ton (10) years; Tenant shall pay upon receipt of invoice from Landlord its pro rata share of $1,000.00).

In the event the Term of the Lease is extended, pursuant to Paragraph 48 or by any other agreement between Landlord and Tenant, Tenant's pro rata share of the capital improvement cost shall be increased to include the additional amount payable to Landlord due to the Extended Term of the Lease. For Example: In the event: (i) Landlord incurred capital, improvement costs illustrated above; and
(ii) Tenant exercises its Option to Extend this Lease for an additional five (5) year period, Tenant would be liable for an additional payment to Landlord of $5,000.00 as Additional Rent. Said payment would be due in full immediately upon Tenant's exercise of its Option to Extend.

55.   MAINTENANCE OF THE PREMISES: In addition to, and notwithstanding anything
      ---------------------------
to the contrary in Paragraph 10, Landlord shall maintain the structural shell, foundation, and roof structure (but not the interior improvements, roof membrane, or glazing) of the building leased hereunder at Landlord's cost and expense provided Tenant has not caused such damage, in which event Tenant shall be responsible for 100 percent of any such costs for repair or damage so caused by the Tenant. Notwithstanding the foregoing, a crack in the foundation, or exterior walls that does not endanger the structural integrity of the building, or which is not life-threatening, shall not be considered material, nor shall Landlord be responsible for repair of same.

56.   ASSIGNMENT AND SUBLETTING CONTINUED: In addition to and notwithstanding
      -----------------------------------
anything to the contrary in Paragraph 19 of this Lease, Tenant shall be entitled to assign or sublet without Landlord's consent (but shall still give Landlord notice thereof) to: (i) any parent or subsidiary corporation, or corporation with which Tenant merges or consolidates, or (ii) any third party or entity to whom Tenant sells all or substantially all of its assets; provided, that the net worth of the resulting or acquiring corporation has a net worth after the merger, consolidation or acquisition equal to or greater than the net worth of Tenant at the time of such merger, consolidation or acquisition. No such assignment or subletting will release the Tenant from its liability and responsibility under this Lease to the extent Tenant continues in existence following such transaction. Notwithstanding the above, Tenant shall be required to (a) give Landlord written notice prior to such assignment or subletting to any party as described in (i) and (ii) above, and (b) execute an acknowledgement document prepared by Landlord reflecting the assignment or subletting.

57.   SALE OR CONVEYANCE BY LANDLORD (CONTINUED): Not withstanding anything to
      -----------------------------------------
the contrary in the Lease, if Landlord sells or otherwise conveys its interest in the Premises, Landlord shall not be relieved of its obligation under the Lease, unless and until the successor assumes in writing Landlord's obligations under the Lease.

58.  ASSIGNMENT OF WARRANTIES: Upon Lease commencement and during the Term of
     ------------------------
the Lease, Landlord hereby assigns to Tenant all of Landlord's Contractor's warranties specifically related to Tenant's Leased Premises and shall cooperate with Tenant in enforcing any of such warranties except that Landlord shall not be required to pay any legal fees or incur any expenses in this regard.

                     (THIS SPACE LEFT INTENTIONALLY BLANK)

                                             Initial: /s/ EW,JA
                                                      -------------------------

                     [GRAPHIC: FLOOR PLAN DEPICTING THREE
                        BUILDINGS IN WHICH PORTION OF
                    BUILDING BEING LEASED IS HIGHLIGHTED.]



EXHIBIT A TO LEASE AGREEMENT DATED JULY 31, 1995 BY AND BETWEEN ARRILLAGA FAMILY
---------
TRUST AND RICHARD T. PEERY SEPERATE PROPERTY TRUST, AS LANDLORD, AND LATITUDE COMMUNICATIONS, AS TENANT.


GUADELUPE A

EXHIBIT B TO LEASE AGREEMENT DATED JULY 31, 1995 BY AND BETWEEN THE ARRILLAGA
---------
FAMILY TRUST AND THE RICHARD T. PEERY SEPARATE PROPERTY TRUST, AS LANDLORD, AND LATITUDE COMMUNICATIONS, AS TENANT.

TENANT IMPROVEMENT SPECIFICATIONS
---------------------------------
Responsible Party (L = Landlord; T = Tenant)

DOORS:
------

L Building standard, solid core veneer (ash) three foot by 9'-0" doors and frames to comply with all necessary fire ratings as required. Doors stained and sealed to match architect's finish selection. Schlage or equal door lever hardware in polished stainless steel finish, provide all necessary hardware.


L    New roll up door to be installed in Manufacturing area (per drawing).

L    Provide locksets on ten (10) doors.

T Provide locksets on any doors over the ten (10) doors to be furnished by Landlord.

T Provide Card Key access for the doors leading to the restroom core area (if desired).

PARTITIONS AND GLAZING:
-----------------------

L Provide layout per drawing. All interior partitions shall be 3 1/2", metal studs with 5/8" drywall each side. Provide approximately 20 LF of Herc. glass and double doors in the board room.


CEILING:
--------

L 2'x 4' ceiling grid system (with 2'x 2' "second look" tile). 9' 0" FF. with standard ceiling tile in open staff areas, offices, lounges, etc.


WINDOW COVERING:
----------------

T    All perimeter windows shall receive vertical blind window treatment.

MILLWORK:
---------

L As indicated on drawings, in utility areas, all exposed surfaces to be plastic laminate.



(2 of 2)

FLOOR-COVERING:
---------------

L Carpet Border: In conference room and lobby: Shaw or approved equivalent. All carpet to be glue down, base is to be 2 1/2" rubber. Lunch room, coffee/copy, lab, supply rooms and data room shall have 12" x 12" Vinyl tile. Provide allowance for granite or ceramic tile in the lobby area.

HVAC:
-----

L Predicated on population density and equipment, and lighting levels, Landlord shall design and install a complete building standard and supplemental heating, cooling and ventilation system. Separate zone control shall be provided for the conference rooms, and any other areas deemed necessary by the mechanical engineers.

     * Assume that each desk, workstation, office, etc. shall eventually receive a Macintosh or IBM personal computer at an average of 300 watts of power. HVAC calculations shall assume a 100% operating demand for any given time period (based on 250 square feet per person load).

L In all occupied areas, exhaust and supply fresh air conditioning to the latest accepted standards as set forth by the American Society of Heating, Refrigeration, Air Conditioning and Engineers.

T Upgrade HVAC systems to be capable of accommodating 110% of equipment heat loads within any one room (10% safety margin) - if requested.

T    Provide a remote motor ducted exhaust fan in all conference rooms.

T Lab area is to be on a dedicated zone with 24 hour operation; suitable to accommodate electrical load in the lab.

T    Any other requirements above those provided for by Landlord above.

LIGHTING/ELECTRICAL AND DATA:
-----------------------------

L For all lighting, switch each room and/or area separately. Provide slide bar dimmer switches on incandescent downlights in conference rooms.

L Florescent lighting shall be illuminated with 2'x 4' lamp parabolic fixtures (recessed) or approved equal throughout the space. Upgrade lights to be installed in the boardroom, lunchroom and sconce type fixtures to be installed in the stairways.

L In addition to building standard lighting, additional fluorescent lighting shall be




(2 of 2)
     installed so as to initially allow 80' candle lighting at all remaining conference room, offices, and open office areas.

L Provide all necessary exit and emergency lighting as required. All lighting to comply with local and state title 24 requirements.

L    All conference rooms shall have one phone and two electrical outlets each.

L Open office area is to receive J-boxes above the suspended ceiling system 24'-0" on center for open office cubicles. Each office cubicle is to be capable of having one phone/data and two electrical outlets. All Hardwall offices are to have two electrical outlets and two phone/data outlets. The data and lab areas are to have two electrical and two data outlets per wall.

L Provide separate circuit outlets at all copiers and lounge areas as required in locations to be specified by Tenant.

L Provide all necessary electrical components including panels, transformers, as required.

T Provide occupancy switch sensors by "Novitas" or approved equal for all offices.

T    Hook up electrical to furniture provided by Tenant.

T    Provide separate circuit outlets for any sensitive equipment.

T The lab area is to have a total of thirty 120 volt 20 amp single phase circuits with 26 of those circuits being duplex. Install 8 cord drops 48" from the finish floor. Provide additional panel capacity for 40% growth serving this area.

L The lunch room will require sufficient electrical capacity to service additional vending equipment that Tenant may elect to install at their expense.

TELEPHONE:
----------

T All offices, workstations, secretary and conference areas shall be wired for data and to telephone room for network connections. Outlets to receive modular receptacles for both telephone and data (Tenant to provide requirements)

T Design, engineer, furnish and install a empty conduit stub - ups as may be required to install tenant telephone and data system wiring as noted above, including all necessary back boards and electrical outlets.

DATA PROCESSING:
----------------




(2 of 2)

T Provide conduit and power feeds as required for internal accounting, word processing computer systems and PC rooms. Power feeds for c.p.u.'s must be dedicated, isolated grounded outlets.

PLUMBING:
---------

L Engineer, furnish and install at the lunch room, a stainless steel sink with goose neck faucet. Hot and cold running water. Water taps and for ice maker and coffee maker (which will be provided by Tenant).

L    Provide an 120 gallon water heater.

L Men's and women's toilet rooms to comply with local, California and ADA codes and requirements as required.

FIRE PROTECTION:
----------------

T    Provide fire alarm system and fire monitoring system.

MISCELLANEOUS:
--------------

L Exterior entry way is to be upgraded and re-worked per the requirements of Tenant.


                                            Initial: /s/ EW, JA
                                                     -------------------------

(2 of 2)

                                                                     Guadalupe A

                                AMENDMENT NO.1
                                   TO LEASE

     THIS AMENDMENT NO 1 is made and entered into this December 22, 1998, by and between JOHN ARRILLAGA, Trustee, or his Successor Trustee UTA dated 7/20/77 (JOHN ARRILLAGA SURVEYOR'S TRUST) (previously known as the "Arrillaga Family Trust") as amended, and RICHARD T. PEERY, Trustee, or his Successor Trusty UTA dated 7/20/77 (RICHARD T. PEERY SEPARATE PROPERTY TRUST) as amended, collectively as LANDLORD, and LATTITUTE COMMUNICATIONS, a California corporation, as TENANT.

                                    RECITALS

     A. WHEREAS, by Lease Agreement dated July 31, 1995 Landlord leased to Tenant approximately 39,157+ square feet of that certain 51,200+ square foot
                           -                                   -
building located at 2121 Tasman Drive, Santa Clara, California, the details of which are more particularly set forth in said July 31, 1995 Lease Agreement, and

     B. WHEREAS, said Lease was amended by the Commencement Letter dated December 13, 1995 which changed the Commencement Date of the Lease from January 1, 1996 to December 1, 1995, and confirmed the Termination Date of December 31, 2000, and,

     C. WHEREAS, it is now the desire of the parties hereto to amend the Lease by (i) increasing the square footage of the Leased Premises effective June1, 1999, (ii) amending the Basic Rent schedule and Aggregate Rent accordingly,
(iii) increasing the Security Deposit required under the Lease, (iv) increasing Tenant's non-exclusive parking spaces, (v) amending the Lease Paragraphs 19 ("Assignment and Subletting") and 48 ("Option to Extend Lease for Five (f) Years"), (vi) replacing Lease Paragraphs 7 ("Expenses of Operation, Management, and Maintenance"), 11 ("Utilities of the Building in Which the Premises are Located"), 39 ("Limitation of Liability"), (vii) deleting Lease Paragraphs 49 ("First Right of Refusal") and 51 ("Utilities"), and (viii) adding paragraphs ("Choice of Law: Severability") and (Authority to Execute") to said Lease Agreement as hereinafter set forth.

                                   AGREEMENT

       NOW THEREFORE, for valuable consideration, receipt of which is hereby acknowledged, and in consideration of the hereinafter mutual promises, the parties hereto do agree as follows:

       1. INCREASED PREMISES: Effective June 1, 1999, the size of the Leased
          ------------------
Premises will be increased by 12,043+ square feet, or from 39,157+ square feet
                                    -                            -
to 51,200+ square feet of space (one hundred percent of the Building).  Total
         -
said Premises are more particularly shown within the area outlined in Red on

Exhibit A.  The entire parcel, of which the Leased Premises is a part, is shown
---------
within the area outlined in Green on Exhibit A.  The additional 12,043+ square
                                     ---------                        -
feet of space is leased on an "as-is" basis, in its present condition and configuration, as set forth in blue on Exhibit B attached hereto, with the
                                       ---------
entire interior leased Premises shown in Red on Exhibit B.
                                                ---------

       2. BASIC RENT SCHEDULE:  The Basic Rent schedule, as shown in Paragraph
          -------------------
4(A) of the Lease Agreement, shall be amended as follows:

       On June 1, 1999, the sum of FIFTY ONE THOUSAND TWO HUNDRED AND NO/100 DOLLARS ($51,200.00) shall be due, and a like sum on the first day of each month thereafter, through and including December 1, 1999.

       On January 1, 2000, the sum of FIFTY THREE THOUSAND SEVEN HUNDRED SIXTY AND NO/100 DOLLARS ($53,760.00) shall be due, and a like sum on the first day of each month thereafter, through and including December 1, 2000.

       As a result of the increase in square feet leased, the Aggregate Rental shall be increased by $236,042.80, or from $2,231,949.00 to $2,467,991.80.

                                                           Initial:
                                                                   --------

                                                                     Guadalupe A

       3.  INCREASED PARKING:  Effective June 1, 1999, Tenant's nonexclusive
           -----------------
parking spaces shall be increased by 45 spaces or from 144 spaces to 189 spaces.

       4.  SECURITY DEPOSIT:  Tenant's Security Deposit shall be increased by
           ----------------
$25,290.30, or from $82,229.70 to $107,520.00, payable upon Tenant's execution of this Amendment No. 1.

       5.  ASSIGNMENT AND SUBLETTING: Lease Paragraph 19 ("Assignment and
           -------------------------
Subletting") shall be amended to include the following language:

       "A. Notwithstanding the foregoing, Landlord and Tenant agree that it shall not be unreasonable for Landlord to refuse to consent to a proposed assignment, sublease or other transfer ("Proposed Transfer") if the Premises or any other portion of the Property would become subject to additional or different Government Requirements as a direct or indirect consequence of the Proposed Transfer and/or the Proposed Transferee's use and occupancy of the Premises and the Property. However, Landlord may, in its sole discretion, consent to such a Proposed Transfer where Landlord is indemnified by Tenant and
(i) Subtenant or (ii) Assignee, in form and substance satisfactory to Landlord's counsel, by Tenant and/or the Proposed Transferee from and against any and all costs, expenses, obligations and liability arising out of the Proposed Transfer and/or the Proposed Transferee's use and occupancy of the Premises and the Property.

       B. Any and all sublease agreement(s) between Tenant and any and all subtenant(s) (which agreements must be consented to by Landlord, pursuant to the requirements of this Lease) shall contain the following language:

       "If Landlord and Tenant jointly and voluntarily elect, for any reason whatsoever, to terminate the Master Lease prior to the scheduled master Lease termination date, then this Sublease (if then still in effect) shall terminate concurrently with the termination of the Master Lease. Subtenant expressly acknowledges and agrees that (1) the voluntary termination of the master Lease by Landlord and Tenant and the resulting termination of this Sublease shall not give Subtenant any right or power to make any legal or equitable claim against Landlord, including without limitation any claim for interference with contract or interference with prospective economic advantage, and (2) Subtenant hereby waives any and all rights it may have under law or at equity against Landlord to challenge such an early termination of the Sublease, and unconditionally releases and relieves landlord, and its officers, directors, employees and agents, from any and all claims, demands, and/or causes of action whatsoever (collectively, "Claims"), whether such matters are known or unknown, latent or apparent, suspected or unsuspected, foreseeable or unforseeable, which Subtenant may have arising out of or in connection with any such early termination of this Sublease. Subtenant knowingly and intentionally waives any and all protection which is or may be given by Section 1542 of the California Civil Code which provides as follows: "A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with debtor.

       The term of this Sublease is therefor subject to early termination. Subtenant's initials here below evidence (Subtenant's consideration of and agreement to this early termination provision, (b) Subtenant's acknowledgement that, in determining the net benefits to be derived by Subtenant under the terms of this Sublease, Subtenant has anticipated the potential for early termination, and (c) Subtenant's agreement to the general waiver and release of Claims above.


       Initials: _______    Initials:________"
                Subtenant             Tenant

       6.  OPTION TO EXTEND LEASE FOR FIVE (5) YEARS: Due to the increase in the
           -----------------------------------------
square footage of the Leased Premises, Section B of Lease Paragraph 48 ("Option to Extend Lease for Five (5) Years") is hereby deleted and replaced with the following:

       B. The following summarizes the per square foot charge by period under the Lease Agreement that would be applied to the Extended Term:

                                                          Initial:
                                                                  --------

                                                                     Guadalupe A

--------------------------------------------------------------------------------------------
          Extended                       PSF Rate                   Monthly
        Term Period                                                 Basic Rent
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
01/01/01-12/31/01                        $1.10                      $56,320.00
--------------------------------------------------------------------------------------------
01/01/01-12/31/02                        $1.15                      $58,880.00
--------------------------------------------------------------------------------------------
01/01/03-12/31/03                        $1.20                      $61,440.00
--------------------------------------------------------------------------------------------
01/01/04-12/31/04                        $1.25                      $64,000.00
--------------------------------------------------------------------------------------------
01/01/05-12/31/05                        $1.30                      $66,560.00
--------------------------------------------------------------------------------------------

       7.  EXPENSES OF OPERATION, MANAGEMENT, AND MAINTENANCE OF THE COMMON
           ----------------------------------------------------------------
AREAS OF THE COMPLEX AND BUILDING IN WHICH THE PREMISES ARE LOCATED: Effective
-------------------------------------------------------------------
June 1, 1999, Tenant shall occupy one hundred percent (100%) of the Building in which the Premises are located, and as a result, Lease Paragraph 7 shall be deleted in its entirety and replaced with the following:

       "7. EXPENSES OF OPERATION, MANAGEMENT, AND MAINTENANCE OF THE COMMON AREAS OF THE COMPLEX: As Additional Rent and in accordance with Paragraph 4D of this Lease, Tenant shall pay to Landlord Tenant's proportionate share (calculated on a square footage or other equitable basis as calculated by Landlord) of all expenses or operation, management, maintenance and repair of the common Areas of the Complex including, but not limited to, license, permit, and inspection fees; security; utility charges associated with exterior landscaping and lighting (including water and sewer charges); all charges incurred in the maintenance and replacement of landscaped areas, lakes, parking lots and paved areas (including repair, replacement, resealing and restriping), sidewalks, driveways; maintenance, repair, and replacement of all fixtures and electrical, mechanical and plumbing systems; structural elements and exterior surfaces of the buildings; salaries and employees benefits of personnel and payroll taxes applicable thereto; supplies, materials, equipment and tools; the cost of capital expenditures which have the effect of reducing operating expenses, provided, however, that in the event Landlord makes such capital improvements, Landlord may amortize its investment in said improvements (together with interest at the rate of fifteen percent (15%) per annum on the unamortized balance) as an operating expense in accordance with standard accounting practices, provided, that such amortization is not at a rate greater than the anticipated savings in the operating expenses.

       "Additional Rent" as used herein shall not include Landlord's debt repayments, interest on charges; expenses directly or indirectly incurred by Landlord for the benefit of any other tenant; cost for the installation of partitioning or any other tenant improvements; cost of attracting tenants; depreciation; interest or executive salaries."

       8.  TENANT MAINTENANCE: Effective June 1, 1999, Tenant shall occupy one
           ------------------
hundred percent (100%) of the building in which the Premises are located, and as a result, Lease Paragraph 10 shall be deleted in its entirety and replaced with the following:

                                                            Initial:
                                                                    --------

                                                                     Guadalupe A

"10. TENANT MAINTENANCE. Tenant shall, at its sole cost and expense, keep and maintain the Premises (including appurtenances) and every part thereof in a high standard of maintenance and repair, or replacement, and in good and sanitary condition. Tenant's maintenance and repair responsibilities herein referred to include, but are not limited to, janitorization, all windows (interior and exterior), window frames, plate glass and glazing (destroyed by accident or act of third parties), truck doors, plumbing systems (such as water and drain lines, sinks, toilets, faucets, drains, showers and water fountains), electrical systems (such as panels, conduits, outlets, lighting fixtures, lamps, bulbs, tubes and ballasts), heating and air conditioning systems (such as compressors, fans, air handlers, ducts, mixing boxes, thermostats, time clocks, boilers, heaters, supply and return grills), structural elements and exterior surfaces of the building, store fronts, roofs, downspouts, all interior improvements within the Premises including but not limited to wall coverings, window coverings, carpet, floor coverings, partitioning, ceilings, doors (both interior and exterior), including closing mechanisms, latches, locks, skylights (if any), automatic fire extinguishing systems, and elevators and all other interior improvements of any nature whatsoever. Tenant agrees to provide carpet shields under all rolling chairs or to otherwise be responsible for wear and tear of the carpet caused by such rolling chairs if such wear and tear exceeds that caused by normal foot traffic in surrounding areas. Areas of excessive wear shall be replaced at Tenant's sold expense upon Lease termination. Tenant hereby waives all rights under, and benefits of, Subsection 1 of Section 1932 and Section 1941 and 1942 of the California Civil code and under any similar law, statute or ordinance now or hereafter in effect. In the event any of the above maintenance responsibilities apply to any other tenant(s) of Landlord where there is common usage with other tenant(s), such maintenance responsibilities and charges shall be allocated to the Leased Premises by square footage or other equitable basis as calculated and determined by Landlord."

                                                            Initial:
                                                                    ---------

                                                                     Guadalupe A

      9.  UTILITIES OF THE BUILDING IN WHICH THE PREMISES ARE LOCATED: Effective
          -----------------------------------------------------------
          June 1, 1999, Tenant shall occupy one hundred percent (100%) of the Building in which the Premises are located, and as a result, Lease Paragraph 11 shall be deleted in its entirety and replaced with the following:

          "11.   UTILITIES. Tenant shall have all utilities servicing the
          Premises transferred into Tenant's name effective June1, 1999. Tenant shall pay promptly, as the same become due, all charges for water, gas, electricity, telephone, telex and other electronic communication service, sewer service, waste pick-up and any other utilities, materials or services furnished directly to or used by Tenant on or about the Premises during the Term of this Lease, including, without limitation, any temporary or permanent utility surcharge or other exactions whether or not hereinafter imposed. In the event the above charges apply to any other tenant(s) of Landlord where there is common usage with other tenant(s), such charges shall be allocated to the Leased Premises by square footage or other equitable basis as calculated and determined by Landlord.

              Landlord shall not be liable for and Tenant shall not be entitled to any abatement or reduction of Rent by reason of any interruption or failure of utility services to the Premises when such interruption or failure is caused by accident, breakage, repair, strikes, lockouts, or other labor disturbances or labor disputes of any nature, or by any other cause, similar or dissimilar, beyond the reasonable control of Landlord."

     10. LIMITATION OF LIABILITY: Lease Paragraph 39 ("Limitation of Liability") shall be deleted and replaced in its entirety by the following:

     "39. LIMITATION OF LIABILITY  In consideration of the benefits accruing
          -----------------------
     hereunder, Tenant and all successors and assigns covenant and agree that, in the event of any actual or alleged failure, breach or default hereunder by Landlord:

(i) the sole and exclusive remedy shall be against Landlord's interest in the Premises leased herein;
(ii) no partner of Landlord shall be sued or named as a party in any suit or action (except as may be necessary to secure jurisdiction of the partnership);
(iii) no service of process shall be made against any partner of Landlord (except as may be necessary to secure jurisdiction of the partnership);
(iv) no partner of Landlord shall be required to answer or otherwise plead to any service of process;
(v)    no judgment will be taken against any partner of Landlord;
(vi) any judgment taken against any partner of Landlord may be vacated and set aside at any time without hearing;
(vii) no writ of execution will every be levied against the assets of any partner of Landlord;
(viii) these covenants and agreements are enforceable both by Landlord and also by any partner of Landlord.

       Tenant agrees that each of the foregoing covenants and agreements shall be applicable to any covenant or agreement either expressly contained in this Lease or imposed by stature or at common law."

       11.  RIGHT OF FIRST REFUSAL: It is agreed between the parties that Lease
            ----------------------
Paragraph 49 ("First Right of Refusal") is hereby deleted in its entirety and shall be of no further force or effect.

       12. UTILITIES: It is agreed between the parties that Lease Paragraph 51 ("Utilities") is hereby deleted in its entirety and shall be of no further force or effect.

       13.  CHOICE OF LAW: SEVERABILITY. This Lease shall in all respects be
            ---------------------------
governed by and construed in accordance with the laws of the State of California. If any provisions of this Lease shall be invalid, unenforceable, or ineffective for any reason whatsoever, all other provisions hereof shall be and remain in full force and effect.

                                                               Initial:
                                                                       --------

                                                                     Guadalupe A

     14.  AUTHORITY TO EXECUTE.  The parties executing this Agreement hereby
          --------------------
warrant and represent that they are properly authorized to execute this Agreement and bind the parties on behalf of whom they execute this Agreement and to all of the terms, covenants and conditions of this Agreement as they relate to the respective parties hereto.

     EXCEPT AS MODIFIED HEREIN, all other terms, covenants, and conditions of said July 31, 1995 Lease Agreement shall remain in full force and effect.

     IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment No. 1 to Lease as of the day and year last written below.

LANDLORD:                                TENANT:

JOHN ARRILLAGA SURVIVOR'S TRUST LATTITUDE COMMUNICATIONS
                                         A California corporation

By
  --------------------------                ---------------------------
  John Arrillaga, Trustee
                                         ------------------------------
                                         Print or Type Name
Date:
     ------------------------

RICHARD T. PEERY SEPARATE                Title:
PROPERTY TRUST                                 --------------------
                                         Date:
                                               --------------------

By
   ---------------------------
   Richard T. Peery, Trustee

Date:
      -------------------------

                                                                     Guadalupe A


                                 [GRAPHIC: MAP
                        ENTIRE PARCEL OF WHICH PREMISES
                       LEASED UNDER AGREEMENT IS A PART.
                      BUILDING LEASED UNDER THE AGREEMENT
                       IS HIGHLIGHTED.  THE MAP DEPICTS
                     THREE SQUARE-SHAPED BUILDINGS ARRANGED
                          IN A DIAGONAL PATTERN FROM
                    UPPER LEFT TO LOWER RIGHT.  SURROUND THE
                      BUILDINGS ARE LINES THAT REPRESENT
                      PARKING SPACES.  TO THE LEFT OF THE
                      BUILDINGS IS A CURVING LINE LABELED
                        "FUTURE TASMAN DRIVE."  IN THE
                         UPPER CORNER OF THE MAP IS A
                    CURVING LINE LABELED "CALLE DE LUNA."]


                              EXHIBIT A TO AMENDMENT NO.1 DATED DECEMBER 22,
                              ---------
                              1998 BY AND BETWEEN THE JOHN ARRILLAGA SURVIVOR'S TRUST AND THE RICHARD T. SEPARATE PROPERTY TRUST, AS LANDLORD, AND LATTITUDE COMMUNICATIONS, AS TENANT.

                                                      Initial:
                                                              --------

                                                                     Guadalupe A

              [GRAPHIC: INTERIOR FLOOR PLAN OF THE SECOND FLOOR
                 OF BUILDING BEING LEASED SHOWING LOCATION OF
               CONFERENCE ROOMS, ENGINEERING AND TESTING AREAS
             AND OTHER COMMON FACILITIES.  IN EACH CORNER OF THE
                 FLOORPLAN ARE TWO OR THREE CONFERENCE ROOMS,
            WITH THREE ADDITIONAL CONFERENCE ROOMS ALIGNED ALONG
             THE LEFT WALL.  AT THE LEFT AND RIGHT CENTERS OF THE
            FLOORPLAN ARE STAIRWAYS.  THE CENTER OF THE FLOORPLAN
               CONTAINS ROOMS LABELED "LAB,", "COPY," "SHOWER,"
              "MEN," "WOMEN," "LUNCHROOM," "AUDIO RM," "DATA RM"
                  AND "VESTIBULE."  THE ENTIRE FLOORPLAN IS
                RECTANGULAR AND MARKED BY A GRID WITH LETTERS
                  ON ONE AXIS AND NUMBERS ON THE OTHER AXIS.
            EACH ROOM IS MARKED BY SYMBOLS AND NUMBERS INDICATING
                ROOM NUMBERS, WALLS, FINISH MATERIALS, DOORS,
               WINDOWS AND HARDWARE.  A LEGEND TO THESE SYMBOLS
                     IS SET FORTH AT THE TOP OF THE PAGE.]


                              EXHIBIT B TO AMENDMENT NO.1 DATED DECEMBER 22,
                              ---------
                              1998 BY AND BETWEEN THE JOHN ARRILLAGA SURVIVOR'S TRUST AND THE RICHARD T. SEPARATE PROPERTY TRUST, AS LANDLORD, AND LATTITUDE COMMUNICATIONS, AS TENANT.
                                             2121 TASMAN DRIVE
                                             SANTA CLARA, CA


                                                      Initial:
                                                              --------

                                                                     Guadalupe A


               [GRAPHIC: INTERIOR FLOOR PLAN OF THE FIRST FLOOR
                       OF BUILDING BEING LEASED IN WHICH
                      ADDITIONAL SPACE BEING LEASED UNDER
                 AMENDMENT NO. 1 IS HIGHLIGHTED.  THE ENTIRE
                FLOORPLAN IS RECTANGULAR AND MARKED BY A GRID
              WITH LETTERS ON ONE AXIS AND NUMBERS ON THE OTHER
              AXIS.  THE TOP PORTION OF THE FLOOR PLAN IS MARKED
               "MANUFACTURING," WITH ROOMS LABELED "CONFERENCE"
                 AND "UTILITY RM" AT THE UPPER RIGHT CORNER.
               IN THE CENTER OF THE FLOORPLAN ARE ROOMS LABELED
             "LOBBY," "CONFERENCE," "VESTIBULE," "MAIL/STORAGE,"
          "DATA ROOM," "MEN" AND "WOMEN," AS WELL AS TWO STAIRWELLS.
                 THE LOWER PORTION OF THE FLOORPLAN CONTAINS
              APPROXIMATELY 23 ROOMS MARKED "OFFICE," AS WELL AS
                 ROOMS MARKED "CONF RM," "LOBBY," "COMM RM,"
                         "DOC CONTROL" AND "COPY RM."]




                              EXHIBIT B TO AMENDMENT NO.1 DATED DECEMBER 22,
                              ---------
                              1998 BY AND BETWEEN THE JOHN ARRILLAGA SURVIVOR'S TRUST AND THE RICHARD T. SEPARATE PROPERTY TRUST, AS LANDLORD, AND LATTITUDE COMMUNICATIONS, AS TENANT.

                                                      Initial:
                                                              --------